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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Triumph Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Triumph Group, Inc. 899 Cassatt Road Suite 210 Berwyn, Pennsylvania 19312 (610) 251-1000 Notice of Annual Meeting of Stockholders To Be Held on July 18, 2019

To the holders of shares of our common stock:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Triumph Group, Inc. ("Triumph" or the "Company") will be held at 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312, on Thursday, July 18, 2019, beginning at 9:00 a.m., local time, for the following purposes:

  1.
  To elect eight nominees for director for the coming year;

  2.
  To approve, by advisory vote, the compensation paid to our named executive officers for fiscal year 2019;

  3.
  To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to permit the issuance of Preferred Stock in connection with a plan intended to help avoid the imposition of certain limitations on the Company's ability to fully use certain tax attributes, including, without limitation, the Tax Benefits Preservation Plan, dated as of March 13, 2019, by and between the Company and Computershare Trust Company, N.A., as may be amended or extended in accordance with its terms (the "Plan");

  4.
  To approve the adoption of the Plan by the Company's board of directors;

  5.
  To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020; and

  6.
  To transact any other business as may properly come before the meeting or any postponements or adjournments.

        Management currently knows of no other business to be presented at the meeting. If any other matters come before the meeting, the persons named in the accompanying proxy will vote with their judgment on those matters.

        On June 7, 2019, we began mailing to certain stockholders a Notice Regarding the Availability of Proxy Materials (the "Notice") for the 2019 Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 18, 2019 containing instructions on how to access this proxy statement and our annual report and how to vote online. By furnishing the Notice instead of a printed copy of the proxy materials, we are lowering printing and mailing costs and reducing the environmental impact of the Annual Meeting. If you received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice.

        Only stockholders of record at the close of business on May 17, 2019 are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder of record at the close of business on May 17, 2019 attending the Annual Meeting may vote in person even if such stockholder previously signed and returned a proxy. If you do attend the Annual Meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise.

By order of the Board of Directors,
Jennifer H. Allen Secretary

June 7, 2019
Berwyn, Pennsylvania

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may vote in person at the Annual Meeting, by telephone or Internet (instructions are on your proxy card, voter instruction form or the Notice, as applicable) or, if you received your materials by mail, by completing, signing and mailing the enclosed proxy card in the enclosed envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 18, 2019.

        Triumph Group, Inc.'s proxy statement for the 2019 Annual Meeting of Stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2019, as amended, and the 2019 Annual Report to Stockholders are available via the Internet at www.proxyvote.com.

i

Triumph Group, Inc. 899 Cassatt Road Suite 210 Berwyn, Pennsylvania 19312 (610) 251-1000 Proxy Statement For Annual Meeting of Stockholders To be held on July 18, 2019

GENERAL INFORMATION

         Triumph Group, Inc. ("Triumph", the "Company", "we", "us" or "our") first made these materials available to stockholders on or about June 7, 2019 on the Internet or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies by the Board of Directors of the Company for use at our annual meeting of stockholders on Thursday, July 18, 2019 (the "Annual Meeting"), to be held at 9:00 a.m., local time, at our offices at 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

         In accordance with rules adopted by the Securities and Exchange Commission ("SEC"), we may furnish proxy materials, including this proxy statement and our 2019 Annual Report to Stockholders, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice Regarding the Availability of Proxy Materials (the "Notice") for the Annual Meeting which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. You may request printed copies up until one year after the date of the Annual Meeting.

         The Notice provides you with instructions on how to view our proxy materials for the Annual Meeting on the Internet. The website on which you will be able to view our proxy materials will also allow you to choose to receive future proxy materials electronically, which will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy voting site. Your election to receive proxy materials electronically will remain in effect until you terminate it.

         Sending a signed proxy will not affect your right to attend the Annual Meeting and vote in person because the proxy is revocable. You have the power to revoke your proxy by, among other methods, giving written notice to the Secretary of the Company at any time before your proxy is exercised or by attending the Annual Meeting and voting in person. Directions to the Annual Meeting can be found on our website at http://triumphgroup.com/contact-us/solutions.

         In the absence of contrary instructions, your shares included on the Notice or the proxy card, as the case may be, will be voted:

  "FOR" the eight nominees for director stated thereon;

  "FOR" the approval, by advisory vote, of the compensation paid to our named executive officers for fiscal year 2019;

  "FOR" the approval of the amendment to our Amended and Restated Certificate of Incorporation;

  "FOR" the approval of the Tax Benefits Preservation Plan; and

  "FOR" the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 18, 2019.

         Triumph Group Inc.'s proxy statement for the 2019 Annual Meeting of Stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2019, as amended, and the 2019 Annual Report to Stockholders are available via the Internet at www.proxyvote.com.

VOTE REQUIRED FOR APPROVAL

General

        Holders of record of our common stock as of the close of business on May 17, 2019, the record date, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments. Holders of shares of common stock are entitled to vote on all matters brought before the Annual Meeting.

        As of the record date, there were 49,904,760 shares of common stock outstanding and entitled to vote on the election of directors and all other matters. Holders of common stock will vote on all matters as a class. Each outstanding share of common stock entitles the holder to one vote. All votes will be counted by Computershare, our transfer agent.

        The presence in person or by proxy of the holders of a majority of the outstanding common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Proposal No. 1—Election of Directors

        In an uncontested election (which is the case for the election of directors at the Annual Meeting), directors will be elected by a majority of the votes cast by holders of common stock present in person or represented by proxy. A majority of the votes cast means that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that nominee. Abstentions and broker non-votes are not considered votes cast on this proposal and, therefore, will have no effect on the results of the vote on this proposal. Our Amended and Restated Bylaws (the "Bylaws") contain detailed procedures to be followed in the event that one or more directors do not receive a majority of the votes cast at the Annual Meeting.

Proposal No. 2—Approval, by Advisory Vote, of Compensation Paid to our Named Executive Officers for Fiscal Year 2019

        Approval, by advisory vote, of the compensation paid to our named executive officers for fiscal year 2019 will require the favorable vote of holders of a majority of the shares having voting power present in person or represented by proxy. Abstentions are counted toward the tabulation of votes on this proposal and will have the same effect as a negative vote. Broker non-votes will have no effect on the results of the vote on this proposal. The vote on this proposal is advisory in nature and, therefore, not binding on the Company. However, our Board and the Compensation and Management Development Committee (the "Compensation Committee") will consider the outcome of this vote in its future deliberations regarding executive compensation.

Proposal No. 3—Approval of the Amendment to the Amended and Restated Certificate of Incorporation

        Approval of the amendment to the Amended and Restated Certificate of Incorporation will require a favorable vote of holders of a majority of the shares having voting power present in person or represented by proxy. Abstentions are counted toward the tabulation of votes on this proposal and will have the same effect as a negative vote. Broker non-votes will have no effect on the results of the vote on this proposal.

Proposal No. 4—Approval of the Tax Benefits Preservation Plan

        Approval of the Tax Benefits Preservation Plan will require a favorable vote of holders of a majority of the shares having voting power present in person or represented by proxy. Abstentions are counted toward the tabulation of votes on this proposal and will have the same effect as a negative vote. Broker non-votes will have no effect on the results of the vote on this proposal.

Proposal No. 5—Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2020

        Ratification of the Audit Committee's selection of our independent registered public accounting firm will require the favorable vote of holders of a majority of the shares having voting power present in person or represented by proxy. Abstentions are counted toward the tabulation of votes on this proposal and will have the same effect as a negative vote. The ratification of the selection of our independent registered public accounting firm is considered a routine matter. Therefore, no broker non-votes are expected with respect to this proposal.

SOLICITATION OF PROXIES

        We will pay for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person, by telephone or by electronic communication. These officers and other regular employees will not receive additional compensation. We are required to pay, upon request, the reasonable expenses incurred by record holders of common stock who are brokers, dealers, banks, voting trustees or other nominees for mailing proxy material and annual stockholder reports to any beneficial owners of common stock they hold of record.

        The Company has engaged the services of Saratoga Proxy Consulting LLC, a third party proxy solicitation firm, to assist in its proxy solicitation efforts. The Company estimates that the fees to be paid to Saratoga Proxy Consulting LLC for this service will be approximately $10,000, plus reimbursement for out of pocket expenses. The Company will bear the cost of this solicitation.

PROPOSALS TO STOCKHOLDERS

Proposal No. 1—Election of Directors

        The Board of Directors of the Company (the "Board" or the "Board of Directors") currently consists of nine directors: Paul Bourgon, Daniel J. Crowley, Ralph E. Eberhart, Daniel P. Garton, Dawne S. Hickton, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri and Larry O. Spencer. At the Annual Meeting, eight of the directors are being submitted as nominees for election by the stockholders for a term ending at the next annual meeting of stockholders and when each such director's successor is duly elected and qualified. Joseph M. Silvestri is not standing for reelection. Effective as of the Annual Meeting, the size of the Board will be decreased to eight directors.

        The table below lists the name of each person nominated by the Board to serve as a director for the coming year. All of the nominees are currently members of our Board with terms expiring at the Annual Meeting. Each nominee has consented to be named as a nominee and, to our knowledge, is willing to serve as a director, if elected. Should any of the nominees not remain a nominee at the end of the Annual Meeting (a situation which is not anticipated), solicited proxies will be voted in favor of those who remain as nominees and may be voted for substitute nominees. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted "FOR" the election of Paul Bourgon, Daniel J. Crowley, Ralph E. Eberhart, Daniel P. Garton, Dawne S. Hickton, William L. Mansfield, Adam J. Palmer, and Larry O. Spencer. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Nominees	Age	Year First Elected a Director
Paul Bourgon	63	2008
Daniel J. Crowley	56	2016
Ralph E. Eberhart	73	2010
Daniel P. Garton	62	2018
Dawne S. Hickton	61	2015
William L. Mansfield	71	2012
Adam J. Palmer	47	2010
Larry O. Spencer	66	2018

        The principal occupations of each nominee and the experience, qualifications, attributes or skills that led to the conclusion that such nominee should serve as a director for the coming year are as follows:

        Paul Bourgon has been a Director of Triumph since 2008. Mr. Bourgon has served as General Manager—Global Sales and Engineering for SKF Aeroengine since 2006. SKF Group supplies products, solutions and services within rolling bearings, seals, mechatronics, services and lubrication systems and SKF Aeroengine, a division of SKF Group, focuses on providing services in bearing repair and overhaul. Prior to joining SKF Aeroengine, Mr. Bourgon served as Vice President—Marketing of Heroux-Devtex Inc., a company which then supplied the commercial and military sectors with landing gear, airframe structural components, including kits, and aircraft engine components. Mr. Bourgon also serves on the board of directors of Venture Aerobearing LLC. Mr. Bourgon's current experience as a president of a significant aerospace business and his past experience within the aerospace industry enable him to serve as an additional point of reference on trends and developments affecting Triumph's business and its customers, suppliers and competitors. In addition, his background as a Chartered Accountant, member of the Canadian Institute of Chartered Accountants since 1983, articling with Coopers & Lybrand in Montreal in the Auditing and Taxes departments, as well as his ongoing responsibility for the financial statements of the business he manages, enables him to lend additional financial expertise to the deliberations of the Board.

        Daniel J. Crowley has been a Director of Triumph since 2016. Mr. Crowley has served as Triumph's President and Chief Executive Officer since January 4, 2016. Mr. Crowley served as a corporate vice president and President of Integrated Defense Systems at Raytheon Company from 2013 until 2015, and as President of Network Centric Systems at Raytheon Company from 2010 until 2013. Prior to joining Raytheon Company, Mr. Crowley served as Chief Operating Officer of Lockheed Martin Aeronautics after holding a series of increasingly responsible assignments across its space, electronics, and aeronautics sectors. Mr. Crowley brings to the Board 35 years of industry experience during which he has held key leadership roles in the development, production and deployment of some of the largest and most complex aerospace and defense products. He also provides the Board with detailed information about Triumph's businesses and communicates management's perspective on important matters to the Board.

        Ralph E. Eberhart has been a Director of Triumph since 2010 and its non-executive Chairman since April 2015. Gen. Eberhart served as Commander of the North American Aerospace Defense Command (NORAD) and U.S. Northern Command from October 2002 to January 2005. Since January 2005, he has also been the Chairman and President of the Armed Forces Benefit Association. Gen. Eberhart's active military career spanned 36 years. He is also a member of the board of directors of Jacobs Engineering Group, Inc. and VSE Corporation and is a director of a private company. Gen. Eberhart also served as a director of Rockwell Collins, Inc. from November 2007 until its acquisition by United Technologies Corp. in November 2018. Gen. Eberhart joined the Board as part of an arrangement in connection with the Company's acquisition (the "Vought Acquisition") of Vought Aircraft Industries, Inc. ("Vought") in 2010. Given the significant share of Triumph's business focused on serving the militaries of the United States and other countries, Gen. Eberhart provides the Board with valuable insight into military operations that enables the Company to better serve its military customers. The Company also benefits from his experience as a director of other aerospace and defense companies. Moreover, his senior leadership experience enables him to provide management with valuable advice on governance and management issues.

        Daniel P. Garton has been a director of Triumph since February 2018. Mr. Garton is the former Chief Executive Officer and President of American Eagle Holding Corporation, a wholly owned subsidiary of American Airlines, a position he held from June 2010 until December 2014, at which time he retired. He previously served as Executive Vice President and Chief Marketing Officer for American Airlines, and Senior Vice President and Chief Financial Officer of Continental Airlines. He is currently a member of the Board of Directors of Liberty Property Trust and served as a director of Republic Airways Holdings Inc. from 2014 to 2017. The Company benefits from Mr. Garton's diverse functional leadership experiences during his career of over 30 years in the airline industry in key management and financial positions. In addition, he brings extensive experience working with many of the aerospace OEMs Triumph serves, including Boeing, Airbus, Bombardier and Embraer and with Tier 2 major component and engine suppliers, and aftermarket service providers.

        Dawne S. Hickton has been a Director of Triumph since 2015. On June 3, 2019, Ms. Hickton joined Jacobs Engineering Group, Inc. ("Jacobs") as the Chief Operating Officer and President of its Aerospace, Technology & Nuclear business. Since 2016, Ms. Hickton has been President and founding partner of Cumberland Highstreet Partners. Ms. Hickton is the former Vice Chair, President and Chief Executive Officer of RTI International Metals, Inc. ("RTI"), a New York Stock Exchange listed vertically integrated global supplier of advanced titanium and specialty metals products that meet the requirements of technologically sophisticated applications in commercial aerospace, defense, propulsion, medical device, energy and other markets. Ms. Hickton served as Chief Executive Officer from April 2007 until July 2015, when RTI was acquired by Alcoa Inc. ("Alcoa"), and served as a member of RTI's Board of Directors from 2007 until the acquisition by Alcoa. Prior to becoming RTI's Chief Executive Officer, she was Senior Vice President Administration and Principal Financial Officer. Ms. Hickton has over 30 years of diversified metals experience, including more than 15 years in the titanium industry spanning several business cycles. Ms. Hickton is the Chair of the Board of the Federal Reserve Bank of Cleveland. Ms. Hickton has served as a director of Haynes International, Inc. since July 2017 and served as a director of Jacobs from May 2015 until May 2019. She is the immediate past president of the International Titanium Association. In addition, she is a member of the University of Pittsburgh's Board of Trustees, serving on the student affairs and property and facilities committees. She is also a member of the Board of Directors of the Smithsonian National Air and Space Museum, and serves on the Board of Governors of the Wings Club. The Board believes that Ms. Hickton's substantial experience as the Chief Executive Officer of a public company with extensive and diversified manufacturing operations and broad exposure to the aerospace markets contributes significantly to the Board's deliberations on issues of corporate development, leadership and governance.

        William L. Mansfield has been a Director of Triumph since 2012. Mr. Mansfield served as the Chairman of the Board of The Valspar Corporation from August 2007 through June 2012 and served as its Chief Executive Officer from February 2005 to June 2011 and as its President from February 2005 through February 2008. Mr. Mansfield also served as a director of Bemis Company, Inc. until May 2018 and as Non-Executive Chairman of the Board of Axiall Corporation until August 2016. Mr. Mansfield brings to the Board deep management experience as a former chief executive officer of a significant, publicly-traded manufacturing business with diverse operations spread across the globe as well as a track record of enhancing growth through acquisition. Likewise, his service as a director of other public companies is a source of additional insight into developments in corporate management and governance.

        Adam J. Palmer has been a Director of Triumph since 2010. Mr. Palmer is currently a Managing Director and Head of the Global Aerospace, Defense and Government Services Group at The Carlyle Group ("Carlyle"), a global alternative asset management firm. Prior to joining Carlyle in 1996, Mr. Palmer was with Lehman Brothers focusing on mergers, acquisitions and financings for aerospace, defense and information services companies. Mr. Palmer also currently serves on the boards of directors of Sequa Corporation, Wesco Aircraft Holdings, Inc., Global Jet Capital, LLC, Dynamic Precision Group, Inc., Novetta Solutions and StandardAero Holding Corp. Mr. Palmer served as a member of Vought's board of directors from 2000 until the Vought Acquisition and led the negotiations on behalf of Carlyle that culminated in Triumph's acquisition of Vought from equity funds affiliated with Carlyle. Mr. Palmer was a director of Landmark U.S. Holdings, LLC from October 2012 until February 2016. Mr. Palmer joined the Board as part of an arrangement in connection with the Vought Acquisition. The Board benefits from Mr. Palmer's deep familiarity with Vought's business acquired through his years of involvement in developing its business as a Carlyle investment. The Board also benefits from Mr. Palmer's knowledge and understanding of the aerospace and defense industry, acquired through his years of active involvement as an investor, as well as his understanding of management issues derived from his participation on corporate boards.

        Larry O. Spencer has been a Director of Triumph since January 2018. Gen. Spencer served as President of the Air Force Association ("AFA") from April 2015 until March 2019, where he was responsible for the management and operations of AFA, the AFA's Veteran Benefits Association, and the Air Force Memorial Foundation. He also serves on the Board of Directors of Whirlpool Corporation. Gen. Spencer spent 44 years in the United States Air Force ("USAF"), retiring as a four-star general in 2015. He served as Vice Chief of Staff of the USAF and served as a member of the Joint Chiefs of Staff Requirements Oversight Council and Deputy Advisory Working Group. The Company benefits from Gen. Spencer's experiences as a leader of large, complex organizations, his knowledge of global business operations and logistics and his insight into the military and government affairs.

        The Board recommends that stockholders vote "FOR" each of the nominees. The nominees receiving a majority of the votes cast in favor of their election will be elected as directors.

Proposal No. 2—Advisory Vote on Compensation Paid to Named Executive Officers for Fiscal Year 2019

        The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") added Section 14A to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation paid to our named executive officers for fiscal year 2019 as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Currently we hold this vote annually.

        We seek to closely align the interests of our named executive officers with the interests of our stockholders. Our executive compensation programs are intended to achieve several business objectives, including: (i) recruiting and retaining our executives with the talent required to successfully manage our business; (ii) motivating our executives to achieve our business objectives; (iii) instilling in our executives a long-term commitment to the Company's success by providing elements of compensation that align the executives' interests with those of our stockholders; (iv) providing compensation that recognizes individual contributions as well as overall business results; and (v) avoiding or minimizing the risks of incentivizing management behavior that is inconsistent with the interests of our stockholders. Our Compensation Discussion and Analysis (the "CD&A"), included below, describes in detail the components of our executive compensation program, the process by which our Board of Directors makes executive compensation decisions, and the compensation paid to our named executive officers for fiscal year 2019. Highlights of our executive compensation program include the following:

  •
  We set initial base salaries for executive officers by evaluating the responsibilities of the position and each individual's experience and, as part of such evaluation, considering the competitive marketplace for executives and peer group salaries for similar positions.

  •
  We provide significant incentive opportunities for our executive officers, so that our executive officers have the potential for above average compensation, but only if certain Company-based performance objectives are met or exceeded.

  •
  We design our performance-based equity awards such that:

  (i)
  they align management's interest with that of our stockholders;

  (ii)
  they induce management to remain with the Company through vesting requirements over several years; and

  (iii)
  they promote the achievement of the Company's short- and long-term targeted business objectives.

  •
  We provide certain executive officers with additional benefits, or perquisites, that we believe are reasonable, competitive, and consistent with our overall executive compensation program and allow our executive officers to work more efficiently.

        The vote on this proposal is advisory, which means that the approval of the compensation paid to our named executive officers is not binding on the Company, the Board of Directors or the Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers for fiscal year 2019, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against the compensation paid to our named executive officers as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders' concerns. Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

    RESOLVED, that the compensation paid to the Company's named executive officers for fiscal year 2019, as disclosed pursuant to Item 402 of Regulation S-K, including the CD&A, compensation tables, and narrative discussion, is hereby APPROVED, on a non-binding, advisory basis.

        The Board recommends that stockholders vote "FOR" the approval of the compensation paid to our named executive officers, as disclosed in this proxy statement.

Background of Tax Benefits Protection Proposals (Proposals No. 3 and 4)

        Following recent divestitures, the Company generated significant tax benefits, including net operating losses, capital losses, research tax credits, foreign tax credits and disallowed business interest expense carryovers. Such tax benefits are corporate assets that generally can be used to offset future taxable income. The Company's ability to use its tax benefits would be substantially limited if the Company experienced an "ownership change" as defined under Section 382 of the Internal Revenue Code (the "Code"). In general, an "ownership change" would occur if the Company's "5-percent stockholders," as defined under Section 382, collectively increase their ownership in the Company by more than 50 percentage points over the lowest ownership percentage within a rolling three-year period. If an "ownership change" occurs, Section 382 would impose an annual limit on the amount of the Company's tax benefits that the Company can use to offset taxable income. A number of complex rules apply to calculating this annual limit.

        If an "ownership change" is deemed to occur, the limitations imposed by Section 382 would significantly limit the Company's ability to use its tax benefits to reduce future income tax liability and could result in a material amount of the Company's tax benefits expiring unused thereby significantly impairing the value of its tax benefits. While the complexity of Section 382's provisions and the limited knowledge any public company has about the ownership of its publicly traded securities make it difficult to determine whether an "ownership change" has occurred, we currently believe that an "ownership change" has not occurred. However, if no action is taken to protect the Company's tax benefits, we believe it is possible that the Company could experience an "ownership change" before its current tax benefits are fully-utilized or expire.

        On March 13, 2019, our Board of Directors, subject to approval by the Company's stockholders, approved an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Amendment"). On March 13, 2019, our Board of Directors also adopted, and the Company entered into, a tax benefits preservation plan (the "Plan") with Computershare Trust Company, N.A., as rights agent (the "Rights Agent"). The Amendment and the Plan are designed to ensure that the Company will be able to utilize its tax benefits.

        The Amendment, which is designed to allow a series of preferred stock to be issued in connection with a tax benefits preservation plan such as the Plan, is described below under Proposal 3. The Amendment, if approved by the stockholders, will allow the Company to utilize fractional shares of preferred stock in lieu of shares of common stock in connection with the Plan, in order to provide the Company with more flexibility to reserve and issue shares of common stock for purposes unrelated to the Plan. The complete text of the form of Certificate of Amendment of the Amended and Restated Certificate of Incorporation reflecting the Amendment is attached as Appendix A to this proxy statement. The Amendment will not be put into effect unless and until it is approved by the stockholders at the Annual Meeting.

        The Plan, which is designed to deter certain transfers of the Company's securities that could result in an "ownership change," is described below under Proposal 4. The complete text of the Plan is attached as Appendix B to this proxy statement. The Plan will automatically expire on March 13, 2022, if the Company stockholders approve the Plan at the Annual Meeting (or another stockholder meeting held before March 13, 2020); if the Company stockholders do not approve the Plan, then the Plan will automatically expire on March 13, 2020.

        After careful consideration, the Board of Directors determined that the most effective way to protect the significant potential long-term tax benefits presented by the Company's net operating loss carryforwards and other tax attributes is to both (a) adopt the Amendment and (b) approve the Plan, in order to help avoid an "ownership change" that would impair the Company's ability to utilize its tax benefits. Accordingly, the Board of Directors recommends that stockholders approve both the Amendment and the Plan.

        The Board of Directors urges stockholders to read Proposal 3 and Proposal 4 and the complete text of the Amendment and the Plan, which are attached as Appendix A and Appendix B to this proxy statement, respectively. It is important to note that neither measure, individually or taken together, offers a complete solution and that an "ownership change" may occur even if the Amendment and the Plan are approved by stockholders. The limitations of these measures are described in more detail below.

        Proposal 3 relating to the Amendment and Proposal 4 relating to the Plan are independent voting items. If Proposal 3 fails to receive the required vote, then Proposal 4 may still be passed by the stockholders. Likewise, if Proposal 4 fails to receive the required vote, then Proposal 3 may still be passed by the stockholders.

 Proposal No. 3—Approval of Amendment to the Amended and Restated Certificate of Incorporation

        On March 13, 2019, our Board of Directors, subject to approval by the Company's stockholders, approved the Amendment. The Amendment will not be put into effect unless and until it is approved by the stockholders at the Annual Meeting.

        For the reasons described above under "Background of Tax Benefits Protection Proposals," our Board of Directors believes it is in the Company's and its stockholders' best interests to approve the Amendment. The Board of Directors recommends that the stockholders approve the Amendment, which is intended to allow a series of preferred stock to be issued in connection with a tax benefits preservation plan such as the Plan.

        Proposal 3 relating to the Amendment and Proposal 4 relating to the Plan are independent voting items. If Proposal 4 fails to receive the required vote, then Proposal 3 may still be passed by the stockholders.

Description of Amendment

        The following description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Appendix A to this proxy statement. Please read the Amendment in its entirety as the following description is only a summary of the material terms of the Amendment.

        Currently, the first paragraph of Section "FOURTH," Subsection "C.1." of the Company's Amended and Restated Certificate of Incorporation provides that the Board of Directors may only provide for the issuance of shares of preferred stock as consideration for the stock or assets of another corporation or in connection with a merger of the Company with or into another corporation or of another corporation with or into the Company.

        The Amendment amends the first paragraph of Section "FOURTH," Subsection "C.1." of the Company's Amended and Restated Certificate of Incorporation to provide that, in addition to issuances of shares of preferred stock as currently permitted, the Board may also provide for the issuance of shares of preferred stock in connection with a plan intended to help avoid the imposition of certain limitations on the Company's ability to fully use certain tax attributes, including, without limitation, the Plan, as may be amended or extended in accordance with its terms.

        The Board recommends that stockholders vote "FOR" the approval of the Amendment designed allow a series of preferred stock to be issued in connection with a tax benefits preservation plan such as the Plan.

Proposal No. 4—Approval of Tax Benefits Preservation Plan

        On March 13, 2019, our Board of Directors adopted the Plan. The Plan will automatically expire on March 13, 2022, if the Company stockholders approve the Plan at the Annual Meeting (or another stockholder meeting held before March 13, 2020); if the Company stockholders do not approve the Plan, then the Plan will automatically expire on March 13, 2020.

        For the reasons described above under "Background of Tax Benefits Protection Proposals," our Board of Directors believes it is in the Company's and its stockholders' best interests to approve the Plan until March 13, 2022. The Board of Directors recommends that the stockholders approve the Plan, which is intended to prevent an "ownership change" that would impair the Company's ability to utilize its net operating loss carryforwards and other tax attributes.

        Proposal 3 relating to the Amendment and Proposal 4 relating to the Plan are independent voting items. If Proposal 3 fails to receive the required vote, then Proposal 4 may still be passed by the stockholders.

Description of Plan

        The following description of the Plan is qualified in its entirety by reference to the complete text of the Plan, including the form of Certificate of Designations, Preferences and Rights of Series B Junior Participating Preferred Stock, which is attached as Appendix B to this proxy statement. Please read the Plan in its entirety as the following description is only a summary of the material terms of the Plan.

Rights; Rights Certificates; Exercise Period

        The Company declared a dividend distribution of one right (a "Right") for each outstanding share of common stock, par value $0.001 per share, of the Company (the "Common Stock"), to stockholders of record at the close of business on March 25, 2019 (the "Record Date"). Each Right is governed by the terms of the Plan and entitles the registered holder to purchase from the Company a unit consisting of (i) one share of Common Stock, prior to the Stockholder Approval (as hereinafter defined), and (ii) one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), subsequent to the Stockholder Approval, in each case (a "Unit"), at a purchase price of $100.00 per Unit, subject to adjustment (the "Purchase Price").

        "Stockholder Approval" means the date on which the Company obtains the affirmative vote of holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote, as of the record date for such vote, to amend the Company's Amended and Restated Certificate of Incorporation, in order to permit issuance of shares of Series B Preferred Stock in connection with entering into and implementing the Plan. The Series B Preferred Stock will not be issued unless and until Stockholder Approval is received.

        Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates ("Rights Certificates") will be distributed. Subject to certain exceptions specified in the Plan, the Rights will separate from the Common Stock and a distribution date (the "Distribution Date") will occur upon the earlier of (i) ten (10) business days following a public announcement that an Acquiring Person (as defined in the Plan) has become a 5% Shareholder (the "Stock Acquisition Date") and (ii) ten (10) business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

        Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series B Preferred Stock will be issued subsequent to the Stockholder Approval.

        The definition of "Acquiring Person" contained in the Plan contains several exemptions, including for (i) the Company; (ii) any of the Company's subsidiaries; (iii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iv) any person that becomes a 5% Shareholder as a result of a reduction in the number of shares of Company securities outstanding due to a repurchase of Company securities by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases its ownership by more than one (1) percentage point over such person's lowest percentage stock ownership on or after the consummation of the relevant transaction; (v) any person who, together with all affiliates and associates of such person, was a 5% Shareholder on the date of the Plan (as disclosed in public filings with the Securities and Exchange Commission on the date of the Plan), unless and until such person and its affiliates and associates increase their aggregate ownership by more than one (1) percentage point over their lowest percentage stock ownership on or after the date of the Plan, provided that this clause (v) will not apply to any such person who has decreased its ownership below 5%; (vi) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vii) any person that the Board has affirmatively determined in its sole discretion shall not be deemed an Acquiring Person.

        The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) 5:00 P.M. (New York City time) on March 13, 2020, or 5:00 P.M., New York City time, on March 13, 2022 if the Plan is approved by the stockholders of the Corporation by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M., New York City time, on March 13, 2020, (ii) the time at which the Rights are redeemed or exchanged as provided in the Plan, (iii) the time at which the Board determines that the Plan is no longer necessary or desirable for the preservation of tax benefits, and (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no tax benefits, once realized, as applicable, may be carried forward.

        As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Plan's adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.

Preferred Share Provisions

        Each one one-thousandth of a share of Series B Preferred Stock, if issued:

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  will not be redeemable;

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  will entitle the holder thereof to quarterly dividend payments of $0.001 or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;

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  will, upon any liquidation of the Company, entitle the holder thereof to receive either $0.001 plus accrued and unpaid dividends and distributions to the date of payment or an amount equal to the payment made on one share of Common Stock, whichever is greater;

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  will have the same voting power as one share of Common Stock; and

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  will, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, entitle holders thereof to a payment equal to the payment made on one share of Common Stock.

Flip-in Trigger

        In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under "Flip-over Trigger," below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.

Flip-over Trigger

        In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, or (iii) more than fifty percent (50%) of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the "Triggering Events."

Exchange Feature

        At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one (1) share of Common Stock, or one one-thousandth of a share of Series B Preferred Stock subsequent to the Stockholder Approval (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Equitable Adjustments

        The Purchase Price payable, and the number of Units of Common Stock, Series B Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock or the Series B Preferred Stock, (ii) if holders of the Common Stock or the Series B Preferred Stock are granted certain rights or warrants to subscribe for Common Stock or Series B Preferred Stock or convertible securities at less than the current market price of the Common Stock or the Series B Preferred Stock, or (iii) upon the distribution to holders of the Common Stock or the Series B Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series B Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights

        At any time until ten (10) business days following the Stock Acquisition Date, the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of Rights

        Any of the provisions of the Plan may be amended by the Board prior to the Distribution Date except that the Board may not extend the expiration of the Rights beyond 5:00 P.M. (New York City time) on March 13, 2022 unless such extension is approved by the stockholders of the Company prior to 5:00 P.M. (New York City time) on March 13, 2022. After the Distribution Date, the provisions of the Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Plan which may be defective or inconsistent with any other provision therein.

Miscellaneous

        Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

        By voting to approve the Plan, stockholders are voting to keep the Plan in effect until it expires or is terminated in accordance with its terms.

        The Board recommends that stockholders vote "FOR" the approval of the Plan designed to protect the tax benefits of the Company's net operating loss carryforwards and other tax attributes, and the continuation of its terms until March 13, 2022.

Proposal No. 5—Ratification of Selection of Registered Public Accounting Firm

        The Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020, and the stockholders are asked to ratify this selection. Ernst & Young LLP has served as our independent registered public accounting firm since 1993. All audit and non-audit services provided by Ernst & Young LLP are approved by the Audit Committee. Ernst & Young LLP has advised us that it has no direct or material indirect interest in us or our affiliates. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2019 and 2018

Audit Fees

        Ernst & Young LLP's fees associated with the annual audit of financial statements, the audit of internal control of financial reporting, the reviews of the Company's quarterly reports on Form 10-Q, statutory audits, assistance with and review of documents filed with the SEC, issuance of consents and accounting consultations for the fiscal years ended March 31, 2019 and March 31, 2018 were $4.0 million and $4.8 million, respectively. The higher fees in fiscal year 2018 fees were primarily driven by ASC 606 implementation services.

Audit-Related Fees

        Ernst & Young LLP's fees for the fiscal years ended March 31, 2019 and March 31, 2018 for assurance and related services that were reasonably related to the performance of the audits of our financial statements were $1.2 million and $0.5 million, respectively. For the fiscal year ended March 31, 2019 and March 31, 2018, respectively, these audit-related services were primarily related to due diligence services and defined benefit plan audits. The increase in fiscal year 2019 was primarily related to a significant number of divestitures in fiscal year 2019.

Tax Fees

        Ernst & Young LLP's fees for the fiscal years ended March 31, 2019 and March 31, 2018 for tax compliance, tax advice and tax planning were $0.2 million in each year. These services consisted primarily of the review of the Company's U.S. Federal income tax return Form 1120 and consultation regarding transfer pricing.

All Other Fees

        Ernst & Young LLP did not perform any material professional services other than those described above in the fiscal years ended March 31, 2019 and March 31, 2018.

Audit Committee Pre-Approval Policy

        The Audit Committee pre-approved the engagement of Ernst & Young LLP to render all of the audit and the permitted non-audit services described above. The Audit Committee has determined that Ernst & Young LLP's rendering of all other non-audit services is compatible with maintaining auditor independence. The Audit Committee has delegated to its chair or, if she is unavailable, any other member of the Audit Committee, the right to pre-approve all audit services, between regularly scheduled meetings, subject to presentation to the full Audit Committee at its next meeting.

        The Board recommends that stockholders vote "FOR" the ratification of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending March 31, 2020.

OTHER MATTERS

        The Board knows of no matter, other than as referred to in this proxy statement, that will be presented at the Annual Meeting. However, if other matters properly come before the Annual Meeting, or any of its adjournments, the person or persons voting the proxies will vote them with their judgment in those matters.

GOVERNANCE OF TRIUMPH

        Pursuant to the Delaware General Corporation Law and the Bylaws, our business is managed under the direction of our Board. Members of the Board are kept informed of our business through reports from and discussions with our President and Chief Executive Officer and other officers, through an annual meeting with our executive officers and senior management from our operating locations, by reviewing materials provided to them and by participating in meetings of the Board and its committees. In addition, to promote open discussion among our non-employee directors, those directors meet in regularly scheduled executive sessions without participation from management. These sessions are presided over by our Chairman, who is one of our independent directors.

Corporate Governance Guidelines

        We have adopted Corporate Governance Guidelines which are posted on our website at www.triumphgroup.com and are available in print to any stockholder upon request.

Code of Business Conduct

        Our Board has adopted a Code of Business Conduct which applies to each of our employees, officers and directors, including, but not limited to, our Chief Executive Officer, Chief Financial Officer and Controller (principal accounting officer). The Code of Business Conduct is reviewed at least annually by the Nominating and Corporate Governance Committee (the "Governance Committee") and amended as the Board deems appropriate upon the recommendation of the Governance Committee. A copy of the Code of Business Conduct is posted on our website at www.triumphgroup.com under "Investor Relations—Corporate Governance" and is available in print to any stockholder upon request.

Proxy Access

        On April 24, 2019, the Board, after review of similarly situated companies, approved amendments to the Company's Bylaws to implement proxy access. A Rule 14a-8 stockholder proposal received by the Company played a key role in the adoption process. The amendment to the Bylaws became effective immediately. Section 14 was added to Article III to permit a stockholder or group of stockholders owning at least 3% of the Company's outstanding common stock continuously for three years or more to nominate and include in the Company's proxy materials for an annual meeting of stockholders director nominees constituting up to 25% of the total number of directors then in office, provided that the nominating stockholder(s) and nominee(s) satisfy the requirements specified in the Bylaws. This right is subject to various requirements, conditions, procedures and limitations set forth in the Bylaws, including the requirement that notice of such a nomination be provided to the Company not less than 120 days nor more than 150 calendar days prior to the one-year anniversary of the date of the Company's proxy statement for the immediately preceding annual meeting of stockholders. Nominations by stockholders under the proxy access bylaw will be available to stockholders commencing with the Company's 2020 annual meeting of stockholders. A summary of the proxy access provisions included in the Bylaws is below.

% Ownership Threshold	Limit on Proxy Access Nominees (Maximum % of Board)	Group Size Limit	Loaned Shares Count as "Owned"	Requirement / Express Intention to Hold Shares Beyond Meeting Date (1 Year)	Restrictions on Renominating Unsuccessful Proxy Access Nominees	Board Power to Amend Proxy Access Bylaws

3%	25%	No limit	Loaned shares count as owned if recallable on 5 business days' notice and stockholder commits to recall and hold shares until next annual meeting if stockholder nominee will be included in Company's proxy	Required to hold shares through the date of the annual meeting	A stockholder's nominee that does not receive at least 25% of the votes cast is ineligible to be a stockholder nominee for the next two annual meetings	Board can amend proxy access bylaw

Social Responsibility and Environmental Sustainability

        We continually strive to better serve our customers and provide quality jobs for employees and value to our investors. We conduct business ethically and in accordance with the Company's Code of Business Conduct and all applicable laws, regulations, and other compliance obligations. Triumph's Code of Business Conduct is reflective of our culture and contains the business and ethical principles upon which we have built our reputation for integrity. We are committed to sourcing components and materials from companies that share our values around human rights, ethics and environmental responsibility.

        Employees.    We value our employees and their families and therefore, we offer competitive benefits which cover the many facets of health including resources and programs designed to support physical and financial wellness. We also provide tuition reimbursement and other educational and training opportunities to our employees.

        Diversity.    We value the diversity of our workforce and believe that the best business results are achieved when teams are populated with individuals from a diverse array of backgrounds, cultures, genders, and experiences. We track the diversity of our leadership and workforce and review our progress toward our diversity objectives with the Board on a periodic basis.

        Safety.    Our Environment, Safety and Health (ES&H) goals include:

  •
  Eliminating workplace injuries;

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  Protecting employee health from workplace exposures;

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  Preventing safety incidents; and

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  Complying with health and safety regulations.

        Our ES&H team fosters and leads a culture that provides the skills, resources and management to fully engage and empower the workforce to create an incident-free environment. At our manufacturing sites, the ES&H team is leading the Company's efforts to provide a safe workplace for our employees, customers and visitors and to ensure that our operations are conducted in an environmentally responsible manner in accordance with applicable laws and regulations. We continuously invest in educational platforms for our employees, contractors, and visitors to improve their skills and knowledge, as well as provide improved tools, to create an incident-free workplace.

        Environmental.    Our business, operations and facilities are subject to numerous stringent federal, state, local and foreign environmental laws and regulation by government agencies. Among other matters, these regulatory authorities impose requirements that regulate the emission, discharge, generation, management, transportation and disposal of hazardous materials, pollutants and contaminants, govern public and private response actions to hazardous or regulated substances which may be or have been released to the environment, and require us to obtain and maintain licenses and permits in connection with our operations. We continually seek to improve the design and safety of our processes, seek energy efficient options, and minimize waste generation through pollution prevention and sustainability strategies. We partner with contractors, suppliers, and third-party providers who share our commitment to eliminate work-related injuries, incidents, and environmental impacts.

        Community Service and Philanthropy.    Since 2011, we have demonstrated a deep dedication to corporate citizenship through our Wings community outreach program. Through Wings, based on the needs of their communities, our employees around the world create and implement service projects by partnering with local non-profit organizations and engage in meaningful volunteer projects that directly benefit local charities committed to serving the needs of others. In 2018, to commemorate our 25th anniversary, the Company committed to 25,000 hours of volunteerism. Through the Wings program and individual acts of volunteerism, employees at our sites have partnered with organizations including The United Way, The American Red Cross, The Salvation Army, Boys and Girls Club of Middle Tennessee, Ouachita Children's Center, Los Angeles Regional Food Bank, Second Harvest Food Bank and many others. The Company enjoys partnering in local communities and team-based volunteer events help bring our employees together as one team serving its communities.

Anti-Hedging Policy

        We believe that the issuance of incentive and compensatory equity awards to our officers and directors, including non-employee directors, along with our stock ownership guidelines, help to align the interests of such officers and directors with our stockholders. As part of our insider trading policy, we prohibit any officers and directors from engaging in hedging activities with respect to any owned shares or outstanding equity awards. The policy also discourages pledges of any Company stock by officers and directors, and requires Company notice and approval. None of our officers and directors pledged any shares of Company stock during fiscal year 2019.

Board of Directors

        The Board currently consists of nine directors: Paul Bourgon, Daniel J. Crowley, Ralph E. Eberhart, Daniel P. Garton, Dawne S. Hickton, William L. Mansfield, Adam J. Palmer, Joseph M. Silvestri and Larry O. Spencer. Joseph M. Silvestri is not standing for reelection at the Annual Meeting.

Director Independence

        The Board has determined that Mr. Bourgon, Gen. Eberhart, Mr. Garton, Ms. Hickton, Mr. Mansfield, Mr. Palmer, Mr. Silvestri and Gen. Spencer are all independent, as independence is defined in the listing standards of the New York Stock Exchange and in our Independence Standards for Directors, which are posted on our website at www.triumphgroup.com under "Investor Relations—Corporate Governance."

Meetings and Committees of the Board of Directors

        The Board held seven meetings during our fiscal year ended March 31, 2019 and also acted 19 times by unanimous written consent. Each of our directors attended at least 75% of the meetings of the Board and committees of the Board of which he or she was a member during the fiscal year ended March 31, 2019. We encourage all of our directors to attend the Annual Meeting. For the Annual Meeting, we expect all of our directors standing for reelection will attend. All of the directors attended the 2018 annual meeting of stockholders.

        As a non-executive Chairman and an independent director, Gen. Eberhart chairs the meetings of the Board, generally attends meetings of the Board's committees (without a vote) and provides leadership of the independent directors. Our Chairman is elected annually by the Board upon a recommendation by the Governance Committee. Executive sessions of the independent directors are held at every Board meeting (which sessions are not attended by management, except upon invitation by the Chairman). While the Board believes this leadership structure is appropriate, the Board may decide to change it in the future.

        The standing committees of the Board are the Audit Committee, the Compensation and Management Development Committee (the "Compensation Committee"), the Governance Committee, the Finance Committee and the Executive Committee. All members of the Audit Committee, the Compensation Committee and the Governance Committee are independent, as independence for such committee members is defined in the listing standards of the New York Stock Exchange and in our Independence Standards for Directors, which are posted on our website at www.triumphgroup.com under "Investor Relations—Corporate Governance."

        The Board has adopted a written charter for each of the standing committees, each of which is reviewed at least annually by the relevant committee. A copy of the charter of each standing Board committee is posted on our website at www.triumphgroup.com under "Investor Relations—Corporate Governance" and is available in print to any stockholder upon request.

Audit Committee

        The Audit Committee, currently consisting of Mr. Garton, Ms. Hickton (Chair), and Mr. Mansfield and Mr. Silvestri, met eight times during the last fiscal year. The Audit Committee assists the Board in its oversight of the integrity of our financial statements, the operations and effectiveness of our internal controls, our compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, and the performance of our internal audit function and the independent registered public accounting firm. The Audit Committee is also responsible for reviewing and approving all related person transactions in accordance with the Company's policy.

Compensation Committee

        The Compensation Committee, currently consisting of Mr. Bourgon, Mr. Garton, Mr. Mansfield (Chair), Mr. Palmer and Gen. Spencer, met seven times during the last fiscal year. The Compensation Committee periodically reviews and evaluates the compensation of our officers and other members of senior management, administers the incentive plans under which the executive officers receive their compensation, establishes guidelines for compensation of other personnel and oversees our management development and succession plans.

        The Compensation Committee determines the compensation of the Chief Executive Officer. The Compensation Committee also reviews and approves the compensation proposed by the Chief Executive Officer to be awarded to Triumph's other executive officers, as well as certain key senior officers of each of Triumph's operating companies and divisions. The Chief Executive Officer generally attends Compensation Committee meetings, but does not attend executive sessions or any discussion of his own compensation. The Compensation Committee also considers the results of the most recent stockholder advisory vote on executive compensation in determining executive compensation. The Compensation Committee may delegate any of its responsibilities to one or more subcommittees consisting solely of one or more members of the Compensation Committee as it may deem appropriate, provided, that the Compensation Committee does not delegate any power or authority required by law, regulation or listing standard to be exercised by the Compensation Committee as a whole.

        As further described in the CD&A, for fiscal year 2019, the Compensation Committee engaged a compensation consultant, Pay Governance, whose selection and fees or charges were recommended and approved by the Compensation Committee, to assist the Compensation Committee and the Chief Executive Officer in modifying the peer group, reviewing select officer pay recommendations, providing recommendations for fiscal year 2020's long-term incentive plan design, and assisting with the preparation of the CD&A included in this proxy statement. Pay Governance provided the Compensation Committee with specific recommendations on the compensation for Mr. Crowley, the Chief Executive Officer, and input on the compensation for the other named executive officers.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is an officer or employee of us or any of our subsidiaries, nor were any of them an officer or employee of the Company or any of our subsidiaries during the fiscal year ended March 31, 2019. None of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served as one of our directors.

Governance Committee

        The Governance Committee, currently consisting of Mr. Bourgon, Mr. Garton, Ms. Hickton, Mr. Silvestri and Gen. Spencer (Chair), met four times during the last fiscal year. The Governance Committee assists the Board in identifying individuals qualified to become Board members, recommending the nominees for directors, developing and recommending our Corporate Governance Guidelines and overseeing the evaluation of the Board and management. In addition to these responsibilities, the committee also advises the Board on non-employee director compensation matters.

Finance Committee

        The Finance Committee, currently consisting of Mr. Bourgon, Mr. Mansfield, Mr. Palmer (Chair), Mr. Silvestri and Gen. Spencer, met four times during the last fiscal year. The Finance Committee reviews our capital structure and policies, financial forecasts, operations and capital budgets, pension fund investments and employee savings plans and corporate insurance coverage, as well as other financial matters deemed appropriate by the Board.

Executive Committee

        The Executive Committee, currently consisting of Mr. Crowley, Gen. Eberhart (Chair), Ms. Hickton, Mr. Mansfield, Mr. Palmer, Mr. Silvestri and Gen. Spencer, exercises the powers and duties of our Board of Directors between Board meetings and while our Board is not in session. The

Executive Committee has the authority to exercise all powers and authority of our Board, except for certain matters such as the review and approval or disapproval of related party transactions, matters which cannot be delegated by the Board of Directors to a committee of the Board pursuant to the Delaware General Corporation Law, the rules and regulations of the New York Stock Exchange, our Certificate of Incorporation or our Bylaws and matters that are reserved for another committee of the Board. The Executive Committee did not meet during the last fiscal year.

Risk Oversight

        The Board of Directors is responsible for consideration and oversight of risks facing Triumph. Acting as a whole and through its standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with senior management. In addition to such ongoing supervision, the Board has followed a practice of annually assessing the Company's strategic risks and opportunities as part of an extended Board meeting. The Audit Committee performs a central oversight role with respect to financial and compliance risks, receives a report from Internal Audit, on the Company's enterprise risk management assessment at each regular meeting, and meets independently, outside the presence and without the participation of senior management, with Internal Audit and our independent accountants in conjunction with each regularly scheduled Board meeting. The Compensation Committee considers the risks of the Company's compensation programs in connection with the design of our compensation programs for senior corporate and company management. Pay Governance did not participate in the 2019 compensation program risk review. In addition, the Finance Committee is responsible for assessing risks related to our capital structure, significant financial exposures, our risk management and major insurance programs and regularly assesses financial risks associated with such exposures and programs.

Director Nominations

        As previously discussed, the Governance Committee assists the Board in identifying individuals qualified to become Board members and recommends the director nominees for the next annual meeting of stockholders. The Governance Committee will consider nominees for director recommended by stockholders in accordance with the following procedures. As a stockholder, you may recommend any person as a nominee for director for consideration by our Governance Committee by submitting the name(s), completed and signed questionnaire(s) and written representation and agreement(s), supplemented and updated if necessary, for each named person in writing to Jennifer H. Allen, Secretary, Triumph Group, Inc., 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312. Recommendations should be received by no earlier than March 20, 2020 and no later than April 19, 2020 for the 2020 annual meeting of stockholders and, as further described in the Bylaws, should be accompanied by:

  •
  the name and address of the nominating stockholder;

  •
  the class or series and number of shares of the Company beneficially held by the nominating stockholder;

  •
  the stock ownership interests, and any agreements or arrangements with respect to such ownership interests, of the Company beneficially held by the nominating stockholder, including the information required by Article II, Section 14(C)(1)(a)(ii) of the Bylaws of the Company;

  •
  information regarding each nominee that would be required to be included in a proxy statement;

  •
  a description of any arrangements or understandings between and among the stockholder and each nominee during the past three years; and

  •
  the written consent of each nominee to serve as a director, if elected, and to be named in the proxy statement as a nominee.

        As set forth in our Corporate Governance Guidelines and the Governance Committee charter, the Governance Committee has not established any specific minimum eligibility requirements for nominees, other than personal and professional integrity, dedication, commitment and, with respect to a majority of the Board, independence, or identified any specific qualities or skills necessary for directors to possess. However, when assessing a candidate's qualifications, the committee considers the candidate's experience, diversity, expertise, education, insight, judgment, skills, character, conflicts of interest and background. Within the limitations of the maximum number of the Board members deemed to be effective for the management of the Company, the committee seeks to ensure diversity among all of these criteria to provide the Board with the greatest practicable breadth of input. The committee seeks to implement these principles through consideration, on at least an annual basis, of the Board's composition and discussion with the Board of any identified criteria that the committee believes should be sought in considering candidates for membership. A consideration of the adequacy of the Board's composition is formally included in the Board's annual self-evaluation, and the adequacy of the process for identifying and recommending Board candidates is examined as part of the annual self-evaluation of the Governance Committee. The committee does not have any specific process for identifying and evaluating nominees. The committee considers candidates proposed by directors, executive officers and stockholders, as well as those identified by third party search firms.

Communications with Directors

        The Board of Directors provides a process for stockholders and interested parties to send communications to the Board. Stockholders and interested parties may communicate with any of our directors, any committee chair, the non-employee directors as a group or the entire Board of Directors by writing to the director, committee chair, non-employee directors or the Board in care of Triumph Group, Inc., Attention: Secretary, 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312. Communications received by the Secretary for any director or group of directors are forwarded directly to the director or group of directors. If the communication is addressed to the Chairman, the Board and no particular director is named, the communication will be forwarded, depending on the subject matter, to the Chairman, the appropriate committee chair, all non-employee directors or all directors.

Director Compensation

        In fiscal year 2019, each of our directors received a cash retainer in the amount of $85,000. In addition, committee chairs received chairperson fees in cash. Each director also received an equity award in the form of restricted stock units. The following table summarizes compensation we paid to non-employee directors for their service during fiscal year 2019 under this revised non-employee director compensation program.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Paul Bourgon	85,000	140,002	$225,002
Ralph E. Eberhart	185,000	140,002	$325,002
Daniel P. Garton	85,000	140,002	$225,002
Dawne S. Hickton	100,000	140,002	$240,002
William L. Mansfield	95,000	140,002	$235,002
Adam J. Palmer	90,000	140,002	$230.002
Joseph M. Silvestri	85,000	140,002	$225,002
Larry O. Spencer	92,500	140,002	$232,502

(1)
In July 2018, the non-employee directors received 7,254 restricted stock units, each unit representing the contingent right to receive one share of common stock. Forfeiture restrictions lapse on the restricted stock units on the first anniversary of the date of grant, unless earlier terminated or accelerated in accordance with the Company's 2016 Directors' Plan. Calculations are based on the closing price on the date of grant ($19.30).

Director Stock Ownership Guidelines

        Under the Company's stock ownership guidelines, non-employee directors are expected to hold shares of Triumph common stock, including shares covered by restricted stock units granted under Triumph's 2016 Directors' Plan, with a value equal to five times the amount of the annual cash retainer paid to non-employee directors. Non-employee directors are required to achieve the guideline within five years of joining the Board. In addition, all non-employee directors must hold 50% of vested shares, on an after-tax basis, until the stock ownership guidelines have been achieved. All of the non-employee directors are in compliance with the stock ownership guidelines, except for Mr. Garton and Gen. Spencer who joined the Board of Directors in 2018 and have until 2023 to comply with the guidelines.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors consists of four independent directors and operates under a written charter adopted by the Board and reviewed annually by the Audit Committee and the Board. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting nor are they experts in the fields of auditing or accounting, including in respect of auditor independence. However, all committee members are financially literate. In addition, the Board has determined that each of Mr. Garton, Ms. Hickton and Mr. Mansfield is an "audit committee financial expert" as defined under the rules of the SEC and that each member of the Audit Committee is independent as independence for audit committee members is defined in the listing standards of the New York Stock Exchange.

        Management is responsible for Triumph's internal control and the financial reporting process, including the presentation and integrity of our financial statements. Triumph's independent registered public accounting firm is responsible for, among other things, performing an independent audit of Triumph's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and issuing a report thereon. Triumph's independent registered public accounting firm is responsible for auditing the effectiveness of Triumph's internal control over financial reporting and management's assessment thereof in accordance with standards of the PCAOB, and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors. The Audit Committee also selects and approves the compensation of our independent registered public accounting firm.

        In fiscal year 2019, the Audit Committee met and held private discussions with management, the independent registered public accounting firm and Triumph's internal auditors. In addition, the members of the Audit Committee reviewed (independently or collectively) Triumph's financial statements before such statements were filed with the SEC in Triumph's quarterly reports on Form 10-Q and annual report on Form 10-K, as amended, and all press releases containing earnings reports. Management represented to the Audit Committee that Triumph's financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed under PCAOB standards.

        The Audit Committee has received the written disclosures and the letter from the Company's independent auditor required by applicable requirements of the PCAOB regarding the independent auditor's communications with the Audit Committee concerning independence and has had discussions with Ernst & Young LLP about its independence. The Audit Committee also considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining the independence of such independent auditor. Based on these discussions and disclosures, the Audit Committee concluded that Ernst & Young LLP is independent from Triumph and its management.

        Based on the Audit Committee's discussion with management and the independent registered public accounting firm and its review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in Triumph's Annual Report on Form 10-K, as amended, for the year ended March 31, 2019, filed with the SEC.

Audit Committee
Dawne S. Hickton (Chair) Daniel P. Garton William L. Mansfield Joseph M. Silvestri

        This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that Triumph specifically incorporates this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Transactions with Related Persons

        Our policy for the Review, Approval or Ratification of Transactions with Related Persons, which is in writing, requires approval or ratification by our Board of Directors or a committee delegated by the Board for any transaction in which the amount involved exceeds $120,000, Triumph or one of its subsidiaries is a participant and any "related person" (as such term is defined in Item 404 of Regulation S-K of the Securities Act) has a direct or indirect material interest (the "Policy"). The Policy and Triumph's Code of Business Conduct establish procedures for reporting of potential related person transactions under the Policy and potential conflicts of interest. Triumph's legal department determines whether reported transactions constitute a related person transaction requiring pre-approval.

        The Policy provides that the Board may delegate review and approval of a related person transaction to the Audit Committee (or another standing or ad hoc committee). In addition, if it is impractical to wait until the next Board or committee meeting to obtain approval of a related person transaction, the Chair of the Audit Committee may approve the transaction, provided that the chair reports such approval at the next regularly scheduled Board meeting. If the transaction at issue relates to a member of the Board, that Board member may not participate in the review of such transaction. In approving or ratifying any transaction, the Board or the Audit Committee must determine that the transaction is fair and reasonable to the Company.

        If Triumph becomes aware of a related person transaction that was not pre-approved under the Policy, then the Board will review the matter and evaluate its options (including ratification, revision and termination of the transaction at issue).

Related Person Transactions

        Triumph is not aware of any transaction during fiscal year 2019, or any currently proposed transaction, in which Triumph or one of its subsidiaries was or is to be a participant and the amount involved exceeds $120,000, and in which any related person has or will have a direct or indirect material interest.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

        This Compensation Discussion and Analysis ("CD&A") provides detailed information about the compensation program for the Company's named executive officers (the "NEOs"). For our fiscal year 2019, which ended March 31, 2019 ("fiscal year 2019"), our NEOs are listed in the table below.

Named Executive Officer	Title
Daniel J. Crowley	President and Chief Executive Officer
James F. McCabe	Senior Vice President and Chief Financial Officer
Peter K.A. Wick	Executive Vice President, Aerospace Structures
Daniel J. Ostrosky	Vice President, Supply Chain
Lance R. Turner	Senior Vice President, Chief Human Resources Officer

        The following two executive officers departed the Company on December 31, 2018 and are also NEOs for fiscal year 2019.

Former Executives	Title
John B. Wright, II	Senior Vice President & General Counsel
Thomas K. Holzthum	Executive Vice President, Integrated Systems

        Mr. Crowley, Mr. McCabe, Mr. Wick, Mr. Ostrosky, and Mr. Turner are referred to herein as our "Current NEOs". For purposes of the CD&A, the term "Committee" refers to the Compensation and Management Development Committee of the Board.

Executive Summary

Company and Performance Overview

Fiscal Year 2019 Imperatives

        In fiscal year 2019, Triumph continued to execute on the transformation strategy it implemented in the prior fiscal year. We set the following five imperatives for fiscal year 2019 to achieve our longer-term objectives of predictable profitability and positive cash flow.

Imperative	Achievements

Achieve organization effectiveness across the enterprise by ensuring that teams are staffed with effective talent to drive operational results.	Staffed three senior leadership executives with diverse and top talent, including new Executive Vice Presidents to lead our Integrated Systems and Product Support business units and a new Senior Vice President, General Counsel and Secretary.

Enhance value through portfolio shaping activities, including the divestiture of non-core businesses.	Over the course of fiscal year 2019, Triumph divested 15 machining and fabrication sites, our North American Aircraft Services business, our Repair Product Line in Thailand, the G650 program and the Global 7500 program. These divestitures align with the Company's transformation plan and enable debt reduction and future growth.

Imperative	Achievements

Improve operational, delivery and supplier performance, enhance enterprise culture of quality and improve safety performance.	Launched enterprise quality management system and created a fully integrated quality organization; improved our safety of total case incident rate; reduced a significant number of "high risk" suppliers through supplier development activities.

Improve velocity of cash-to-cash conversion through sustainable physical inventory reductions.	Achieved a significant reduction in physical inventory through improved on-time-delivery efforts, increased material management activities, divestitures, and structured site level reviews.

Achieve our cost-savings goal.	Exceeded our fiscal year 2019 cost-savings goal and achieved our three-year (fiscal years 2017-2019) cost-savings goal.

Financial Performance Highlights

        Financially, fiscal year 2019 was another challenging but productive year. Our sales increased from fiscal year 2018 by 5.2% and we had a negative free cash flow of $(222) million. Net loss decreased from a loss of $(425) million to a loss of $(322) million, as shown below. For a detailed description of our operating results for fiscal year 2019, including the factors contributing to such results, see our Annual Report on Form 10-K for the year ended March 31, 2019, as amended, including "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Form 10-K, as amended.

Net Sales (in billions)	Net (Loss) (in millions)

Free Cash Flow Use (in millions)*

*
Free cash flow use is a non-GAAP financial measure. For a reconciliation of adjusted free cash flow use to cash flow used in operations, the most comparable GAAP measure, for fiscal year 2019, see Appendix C to this proxy statement.

        The Company believes that its achievements in the past two years to execute on the transformation strategy (e.g., renegotiating contracts with key customers and eliminating non-core businesses) will lead to improved total stockholder return ("TSR") in the long run. In addition, the successes thus far will help better position the Company for fiscal year 2020, which is expected to be an inflection point in the Company's turnaround.

        Throughout fiscal year 2019, the Company continued its efforts to secure competitive wins to support its organic growth, including the following new contracts:

  •
  In August 2018, the Company secured a three-year contract with GE to perform inlet gearbox repairs on the LEAP engine for the A320neo aircraft.

  •
  In September 2018, the Company announced that it had been selected as a Boeing / SAAB partner on the T-X Trainer program to build the wing, empennage, and forward fuselage, as well as provide the airframe mounted accessory drive (AMAD) and aircraft hydraulics.

  •
  In September 2018, the Company signed a bundled agreement with Bombardier to supply design-to-specification cowl actuators, latches, and hold open rods for use on the Airbus A320 GTF engine option.

  •
  In October 2018, the Company renewed a contract with Airbus to provide legacy application controls for its A320, A330, A380 and A350 aircraft.

  •
  In December 2018, the Company finalized negotiations with Boeing to provide the main and nose landing gears, ramps and door actuators on the V-22 program.

  •
  In March 2019, the Company entered into a five-year agreement with an aircraft original equipment manufacturer ("OEM") to provide engineering design services on a new program.

  •
  Also, in March 2019, the Company finalized a five-year supply agreement with a major engine OEM to provide heat exchangers, fuel pumps and engine controls across its military and commercial engine portfolio.

Executive Compensation Overview

Compensation Program Changes in Fiscal Year 2019

        We generally maintained our compensation program structure for fiscal year 2019 except for a modest change to our Annual Incentive Plan ("AIP"). This change is summarized below and was intended to correspond to the Company's evolving focus on operational execution and increased profitability, thereby enhancing long-term stockholder value.

Changed From	Changed To	Rationale for Change

Annual cash bonus was based 40% on operating income metric	Annual cash bonus was based 40% on earnings before interest, taxes, depreciation, amortization and pension income ("EBITDAP")	Redefined profitability metric as EBITDAP (from operating income) using the same 40% weighting to better align with our internal reporting and focus on growing core earnings before depreciation, amortization, and pension income

Other Fiscal Year 2019 Compensation Highlights

Compensation Highlight	Details

Say-on-Pay Advisory Vote

•

At the Company's 2018 Annual Meeting of Stockholders in July 2018, compensation of our named executive officers was approved by 92.3% of votes present. Based on this support, the Committee made no further changes to the general structure and philosophy of our executive compensation program for fiscal year 2019 (other than the modest change described above). The Committee continues to evaluate our pay programs and practices to ensure that they are market competitive, equitable, and aligned with the Company's performance.

AIP Payout	• Target performance goals for both EBITDAP and free cash flow reflect our board-approved annual operating plan and were considered to be challenging.

•

Mr. Crowley, Mr. McCabe, Mr. Ostrosky and Mr. Turner: We achieved $230 million in adjusted EBITDAP and ($222) million free cash flow, as adjusted by the Committee in accordance with plan terms. Strategic goals were achieved at 50% above target, resulting in a 102.4% of target annual cash bonus payout for the corporate NEOs. See Appendix C for a reconciliation of GAAP to non-GAAP results and a description of adjustments made to performance metrics.

•

Mr. Wick: Fifty percent (50%) of Mr. Wick's bonus was based on the corporate metrics and the achievement goals discussed above, with the remaining 50% based on the achievement of goals by his business unit, Aerospace Structures. During fiscal year 2019, Mr. Wick's business unit achieved $107 million in adjusted EBITDAP and $(173) million in free cash flow, as adjusted for compensation purposes. Strategic goals were achieved at 50% above target, resulting in a 116.9% of target annual cash bonus payout

•

Mr. Wright and Mr. Holzthum: Mr. Wright received a prorated fiscal year 2019 cash bonus payout of 102.4% of target pursuant to his separation agreement. Mr. Holzthum was not eligible for and did not receive a fiscal year 2019 award, under the terms of his separation agreement.

Long-Term Incentive ("LTI") Awards

•

The Performance Share Units ("PSUs") granted for fiscal year 2017—fiscal year 2019 performance period were earned at 41% of target. This was based on achieving 94.5% of the adjusted Return on Net Assets ("RONA") target and failure to achieve the threshold level of adjusted Earnings Per Share ("EPS") target. Per the plan design, RONA and EPS were weighted equally.

•

Service-based Restricted Stock Units ("RSUs") vested ratably over three years.

Best Practices in Executive Compensation Governance

        The following practices and policies ensure sound corporate governance practices and alignment of interests between stockholders and executives.

What We Do

✓	Pay for performance—For fiscal year 2019, a significant percentage of the total direct compensation package was at-risk and connected to performance objectives (81% of total direct compensation for CEO and 64% on average for other Current NEOs).
✓	Establish sound performance goals—Pre-established goals for our performance-based incentive plans are carefully developed and calibrated through a rigorous process that involves the Board.
✓
Maintain stock ownership guidelines—We maintained rigorous stock ownership guidelines to further align executives' interests with those of our stockholders. Fiscal year 2019 guidelines were 6 times base salary for the CEO and 1 to 3 times base salary for the other executive officers.
✓	Use double-trigger vesting provisions—For equity awards, vesting connected with a change in control requires a qualifying termination of employment ("double-trigger" provision).
✓	Designate Non-executive Chairman—Establish effective independent Board leadership and oversight of management.
✓
Engage an independent compensation consultant—The Committee engages an independent consultant to advise on executive compensation program design, practices, and related governance. Other than providing non-employee director compensation advice to the Governance Committee, the consultant does not provide any other services to the Company.

What We Don't Do

x	No stock option grants with an exercise price less than the fair market value on the date of grant.
x	No excise tax gross ups are provided on a change in control termination.
x	No repricing or exchanging of stock options or other equity awards without stockholder approval.
x	No hedging of Company securities by directors or executive officers and pledging of Company securities is restricted.
x	No excessive perquisites.

Compensation Results: Payouts Reflect Corporate Performance

        The Committee considers a mix of cash and equity awards over both the short-term and long-term as a critical balance in emphasizing Triumph's commitment to performance alignment. This strong pay-for-performance alignment is clearly reflected in amounts actually earned by our NEOs based on the achievement of metrics established by the Committee under the short-term and long-term incentive plans.

        The average annual cash incentive payout over the last three fiscal years for our CEO is 95% of target. Below target performance award payouts have been made under our long-term incentive plan during the same three-year time period (0% of target for fiscal year 2017, 0% of target for fiscal year 2018 and 41% of target for fiscal year 2019).

        The following table illustrates how our performance has affected the payout of our short-term incentives and how the performance of our common stock, RONA, and EPS affects the value of the long-term incentives that would be received by our CEO based on our closing stock price of $19.06 on March 29, 2019, the final trading day of our fiscal year. Based on our strong pay-for-performance alignment, realizable compensation for our CEO over the past three fiscal years is 46% of target.

Three-Year (FY17 - FY19) Aggregate CEO Compensation (in millions)

        The realizable value of our incentives are as follows:

	Realizable Value as a % of Target

Chief Executive Officer—Mr. Crowley	FY17	FY18	FY19

Annual Cash Incentive(1)	75%	109%	102%

Annual Restricted Stock Units (RSUs)(2)	53%	57%	100%

Annual Performance Share Units (PSUs)(3)	22%	0%	0%

Initial/Make-Whole Awards (RSUs, Stock Options, and PSUs)(4)	23%	N/A	N/A

(1)
Annual cash incentive indicates the percentage of the target award earned under our AIP.

(2)
Annual RSUs indicates the market value on March 29, 2019 of the shares underlying the RSUs as a percentage of the market value on the grant date. To the extent that the market value has declined, the dollar amount of the value of the RSUs reflected in the Summary Compensation Table also will decline.

(3)
Annual PSUs indicates the percentage of the PSUs that would be paid out based on our TSR (stock price plus dividends) as compared to the TSR of the peer group companies, our absolute TSR versus per-established TSR growth goals, and pre-established goals for RONA and EPS.

(4)
Initial/make-whole awards are equity grants that pertain to the appointment of Mr. Crowley as our CEO and consist of RSUs, stock options with an exercise price of $30.86, and PSUs based on TSR growth goals ranging from 10% to 14% on a compounded annual basis between fiscal year 2020 and fiscal year 2023.

The Process for Setting Compensation

Objectives of Executive Compensation Program

        Our executive compensation program is intended to achieve several business objectives:

  •
  to provide fair and competitive compensation based on market data and driven primarily by performance-based targets;

  •
  to help us recruit and retain executives with the talent required to successfully manage and grow our business;

  •
  to enhance a long-term commitment to Triumph's success by providing elements of compensation that align their interests with those of our stockholders over multiple years;

  •
  to provide compensation that recognizes individual contributions as well as overall business results; and

  •
  to avoid or minimize the risks of incentivizing management behavior that is inconsistent with the interests of our stockholders.

Determining Executive Compensation: Process and Roles

        The following parties are responsible for the development and oversight of our executive compensation program for our NEOs:

Compensation Committee

        The Committee operates under a written charter approved by the Board and reviewed by the Committee annually. The charter provides that the Committee is accountable for: evaluating, adjusting, and approving executive compensation plans, policies and programs; considering matters relating to management evaluation, development and succession; and recommending individuals for appointment as officers.

        In structuring each element of compensation and the executive compensation package as a whole, the Committee strives to create incentives for management to act in accordance with the interests of our stockholders to drive long-term growth in the Company's equity value. For fiscal year 2019, the Committee determined CEO compensation; and the CEO recommended compensation for the other NEOs. The Committee then considered and approved compensation for the CEO and the other NEOs, taking into consideration the compensation factors described in this CD&A.

Independent Compensation Consultant to the Committee

        The Committee has the authority under its charter to retain independent consultants or advisors to assist it in gathering information and making decisions. The Committee has sought the advice of compensation consultants in the past to assist in developing appropriate incentives and in minimizing the risk that incentives will encourage inappropriate executive decisions and actions. In August 2018, the Committee retained Pay Governance LLC ("Pay Governance"), a nationally recognized independent executive compensation consultant, to provide advice on executive compensation matters. Prior to that, Semler Brossy Consulting Group LLC served as the Committee's independent compensation consultant.

        During fiscal year 2019, Pay Governance (1) reviewed the Company's peer group to provide recommendations to better align the size and business fit of the companies we use as a comparison; (2) analyzed the competitive levels of each element of compensation (i.e., base salary, target annual incentive, and long-term incentive) and total compensation for the NEOs relative to our peer group and industry standards; (3) aided in developing and implementing the fiscal year 2020 annual and long-term incentive plan designs; (4) assisted in the preparation of this CD&A; and (5) provided advice on a number of other executive compensation and related governance matters. In addition, Pay Governance attended and participated in Committee meetings, met with the Committee in executive sessions without our executive officers or other members of management present, met individually with the Committee Chair, and reviewed and commented on management's presentations used to engage in conversations with the Committee.

        The Committee has analyzed whether the work of Pay Governance has raised any conflict of interest and has concluded that its work, including the individuals who provide consulting services to the Committee, has not created any conflict of interest. The Committee also considered and confirmed the independence of legal advisors it retained during fiscal year 2019.

Management

        Management supports the Committee by making recommendations and providing analyses with respect to competitive pay practices and pay ranges, compensation and benefit plans, incentive goal setting, policies and procedures related to equity awards, perquisites, and general compensation and benefits philosophy. Senior human resources and legal executives attend Committee meetings to provide perspective and expertise relevant to the meeting agenda. Members of management do not recommend, determine, or participate in Committee discussions related to their individual compensation arrangements. The CEO provides executive compensation recommendations for his direct reports, including the other NEOs. These recommendations are based on analysis and guidance provided by the compensation consultant on behalf of the Committee and the CEO's assessment of individual specific factors.

Use of Market Data and Competitive Market Positioning

Competitive Assessment

        The Committee reviews the Company's performance and authorizes the salaries, incentive opportunities, and equity grants for the NEOs annually. As context for these decisions, the Committee reviews compensation practices and pay levels for the peer group of comparable companies as well as competitive survey data.

The Comparator Peer Group

        The Committee maintains a group of companies similar in size and industry in order to gauge marketplace compensation levels, program design, and practices. The Committee approved the fiscal year 2019 peer group of companies contained in the table below who have been selected based on the following criteria:

  •
  Industry (Aerospace & Defense and adjacent industries in which Triumph may compete for talent, economic capital or potential customers);

  •
  Comparability in size (as defined through revenue, market capitalization, and assets);

  •
  General business fit; and

  •
  Business complexity and scope of operations.

        The peer group companies are reviewed annually to confirm continued alignment with the selection criteria. The peer group used to determine fiscal year 2019 pay levels include the following 17 companies:

Fiscal Year 2019 Peer Group

AAR Corp.	Esterline Technologies Corp.	Spirit AeroSystems Holding, Inc.
Aerojet Rocketdyne Holdings	Kaman Corp.	Teledyne Technologies, Inc.
AMETEK, Inc.	L-3 Communications Holdings	TransDigm Group, Inc.
B/E Aerospace, Inc.	Moog, Inc.	Valmont Industries, Inc.
Crane Co.	Orbital ATK, Inc.	Woodward, Inc.
Curtiss-Wright Corp.	Rockwell Collins, Inc.

        In fiscal year 2019, the Committee reviewed the peer group that will be used for fiscal year 2020 compensation decisions and modified the peer group based on recommendations by Pay Governance and input from management. In terms of revenue and assets, Triumph is larger than the fiscal year 2019 peer group median. However, it was determined that there were no other larger companies that fit our specific criteria. Companies were either significantly larger than Triumph or did not have a good business fit.

        Because of acquisition activity in the aerospace industry, the Committee removed a number of companies from the peer group that will be used in fiscal year 2020, including Orbital ATK (acquired by Northrop Grumman Corp.), L3 Technologies, Inc. (acquired by Harris Corp.), Rockwell Collins, Inc. (acquired by United Technologies Corp.) and Esterline Technologies Corp. (acquired by TransDigm Group). The Committee added Alleghany Technologies Incorporated, Carlisle Companies, Inc., Hexcel Corporation, Huntington Ingalls Industries, Inc., ITT Inc., Regal Beloit Corporation and The Timken Company to the fiscal year 2020 peer group.

General Industry Survey Data

        To supplement the peer group data, we also used the Willis Towers Watson General Industry Executive Compensation Survey Report to ensure that the Company's compensation practices reflect broader industry practices and to match positions not available through the peer proxy review analysis. We reviewed specific parts of the database that provided compensation from companies with comparable size and scope to Triumph.

Executive Compensation Program Details

Current Program Overview

        Our compensation strategy is to place a major portion of total executive compensation at risk in the form of annual incentives and long-term, stock-based compensation programs. This principle is demonstrated by our performance-oriented AIP and our long-term incentive structure, which is 60% performance-based. The components of our current executive compensation program are:

        Each of these components is described separately below.

        In making decisions about compensation, the Committee closely reviews each separate component, as well as the full compensation package provided to each executive officer, including the NEOs.

Pay Mix

        The actual annual incentive payout and payout on PSUs vary year-to-year with the Company's performance. At target, the Committee intends for a large portion of our executives' compensation to be performance-based and specifically, equity-based, to help align the interests of our executives with those of our stockholders.

        The figures below represent fiscal year 2019 pay mix and include: (1) base salary, (2) target annual incentives, and (3) target long-term incentives.

Mr. Crowley	Other Current NEOs Average

Changes in Target Pay Levels

        In fiscal year 2019, the Committee approved targeted increases to compensation in recognition of individual performance of each Current NEO and with the objective of better aligning compensation with market median pay levels. Additionally, at its February 2019 meeting, the Committee approved an additional adjustment for Mr. McCabe for retention purposes and to align his compensation with the market median levels.

        The following table shows the Committee's determinations regarding our Current NEO's fiscal year 2019 target compensation rates as compared to their fiscal year 2018 target compensation rate.

Named Executive Officer	Fiscal Year	Base Salary		Target Bonus	Target LTI	Target Total Pay
Daniel J. Crowley	2019	$927,000	*	$1,019,700	$3,012,750	$4,959,450
	2018	$900,000		$900,000	$2,385,000	$4,185,000
James F. McCabe(1)	2019	$550,000		$550,000	$825,000	$1,925,000
	2019	$520,000		$390,000	$650,000	$1,560,000
	2018	$500,000		$375,000	$625,000	$1,500,000
Peter K.A. Wick	2019	$413,000	*	$309,750	$309,750	$1,032,500
	2018	$375,000		$281,250	$281,250	$937,500
Daniel J. Ostrosky	2019	$380,000		$228,000	$285,000	$893,000
	2018	$380,000		$228,000	$285,000	$893,000
Lance R. Turner	2019	$315,000	*	$236,250	$236,250	$787,500
	2018	$300,000		$180,000	$225,000	$705,000

(1)
Committee approved a market adjustment to align with the market median in February 2019

*
Base salary currently below market median

Base Salaries

        We initially set base salary for an NEO by evaluating the responsibilities of the position and the experience of the individual. In doing so, we consider the competitive marketplace for executive talent. We determine annual salary adjustments by evaluating the performance of Triumph and of each NEO, taking into account changes in responsibilities. For fiscal year 2019, the Committee approved merit increases for the NEO's ranging from 0% to 5% in line with current market rates. Additionally, the Committee approved a 5% market adjustment for Mr. Wick and a 5.8% market adjustment for Mr. McCabe, to more appropriately position their pay closer to the market median.

        Fiscal year 2019 NEO base salaries were set as follows:

Current NEOs	Fiscal Year 2019 Salary(1)
Daniel J. Crowley	$927,000
James F. McCabe	$550,000
Peter K.A. Wick	$413,000
Daniel J. Ostrosky	$380,000
Lance R. Turner	$315,000

Former Executives
John Wright	$410,000
Tom Holzthum	$408,000

(1)
These salaries reflect the executive's rate and not the actual salary received during the fiscal year as disclosed in the Summary Compensation Table.

Annual Incentive Compensation

        In accordance with the annual cash bonus plan, the Committee establishes target incentive awards as a percentage of salary for each NEO. The incentive opportunities are meant to provide our executives with the potential for a target or maximum level reward only if our pre-established performance objectives are met or exceeded. Each NEO has the opportunity to earn up to 200% of target if challenging maximum goals are achieved and zero payout if minimum threshold goals are not reached.

        Performance goals for fiscal year 2019 were based on EBITDAP, free cash flow, and strategic measures as shown below.

Fiscal Year 2019 AIP

Mr. Crowley, Mr. McCabe, Mr. Ostrosky and Mr. Turner

Mr. Wick

        The annual cash bonus award target percentages were established by the Committee for Mr. Crowley. The CEO provides the Committee with recommendations for the other NEOs, and based on the recommendations of the CEO, the Committee considers and approves such officers' compensation. These target bonus amounts consider each executive's compensation level and individual performance results. They are meant to appropriately balance fixed compensation and compensation at risk, taking into consideration the position's significance and the executive's record of performance against Company objectives.

        Similar to base salary increases, the Committee carefully considered the results of the competitive benchmarking in setting target opportunities for fiscal year 2019, which were as follows:

Current NEO	Fiscal Year 2019 Target Bonus (as % of Salary)	Fiscal Year 2019 Target Bonus ($ Value)
Daniel J. Crowley	110%	$1,019,700
James F. McCabe	100%	$550,000
Peter K.A. Wick	75%	$309,750
Daniel J. Ostrosky	60%	$228,000
Lance R. Turner	75%	$236,250

Fiscal Year 2019 AIP Payouts for Mr. Crowley, Mr. McCabe, Mr. Ostrosky and Mr. Turner

        For Mr. Crowley, Mr. McCabe, Mr. Ostrosky and Mr. Turner in fiscal year 2019, the Committee established threshold, target, and maximum performance goals for EBITDAP and free cash flow (as depicted below). Fiscal year 2019 goals for EBITDAP and free cash flow were set to align with the operating plan approved by the Board. The performance goal for free cash flow was set above the prior year target and prior year actual performance.

In $M	Adjusted EBITDAP	Free Cash Flow(1)
Achievement	$230	$(222)
Threshold	$191	$(270)
Target	$239	$(180)
Maximum	$286	$0

(1)
Free Cash Flow is linear with interpolation between the Achievement, Threshold, Target and Maximum levels described above.

Fiscal Year 2019 Triumph Consolidated Adjusted EBITDAP Performance ($MM)	Fiscal Year 2019 Triumph Free Cash Flow Performance ($MM)

        The Company achieved $(105) million in non-GAAP EBITDAP, which was adjusted to $230 million by the Compensation Committee in accordance with plan terms (96% of target). The Company also achieved $(222) million in non-GAAP free cash flow use (72% of target). Both of these outcomes were applied when determining the NEOs' bonus payouts.

        Performance levels for both of these metrics reflect adjustments, consistent with the performance goals determination under the 2018 Executive Cash Incentive Compensation Plan (the "2018 Plan"), including adjustments to EBITDAP that results in a difference to reported operating income under GAAP. The use of non-GAAP metrics, resulting from the four adjustments made, as described below, represent the Committee's determination that the Company made strong progress in fiscal year 2019 to right-size the portfolio and focus the Company on its key areas of expertise, with the intent of generating higher returns for all stakeholders and positioning the Company for long-term success in fiscal year 2020 and beyond.

        See Appendix C for a reconciliation of GAAP and adjusted, non-GAAP EBITDAP, and a description of the adjustments to non-GAAP free cash flow.

Adjustment	Details	Rationale

Divestiture of non-core businesses	• Exclude the loss on divestiture impact from EBITDAP

•

The divestiture of the machining and fabrications business and the G650 and Global 7500 program were made to improve the quality of the Company's assets and enable the reinvestment of resources. The divested businesses and programs were not purchased by the current leadership team.

Performance of divested business	• Exclude impact from operating income and free cash flow

•

Excluding the amount of EBITDAP and free cash flow for the periods of the divestiture permits measurement of results based on the core business. These adjustments are aligned with adjustments made in prior years.

Goodwill impairment	• Exclude impact from operating income	• Goodwill impairments are non-cash charges unrelated to the core business. These adjustments are aligned with adjustments made in prior years.

        In addition to the two financial measures, the strategic goals were achieved at 150% of target. Strategic goals included the following:

Strategic Objective	Rationale for Strategic Objective	Results	Achievement

Improve underperforming operational performance of sites and programs (5% weighting)	Drive the Company to improve quality and restore customer confidence, which is crucial for long-term revenue growth	Significant improvement at underperforming sites and on programs	5% (at target)

Complete consolidations and divestitures (5% weighting)	Focus the Company on its core strengths, reduce debt and enable the reinvestment of resources	Completed all planned divestitures	10% (at maximum)

Achieve organizational effectiveness (5% weighting)	Improve functional engagement and support; drive higher employee satisfaction, engagement and retention	Upgraded key operations and functional talent in the Integrated Systems business unit; developed, deployed and baselined high performing teams across all business units; developed and launched multiple employee satisfaction initiatives	5% (at target)

Maintain adequate liquidity (5% weighting)	Improve the quality of the Company's assets and enables the reinvestment of resources to position the Company for long-term success	Divestitures and cost reduction initiatives maintained and enhanced the Company's liquidity	10% (at maximum)

        Achievement of these strategic goals, combined with achievement of the two financial metrics, resulted in an annual cash bonus payout potential of 102.4% of target for each of Mr. Crowley, Mr. McCabe, Mr. Ostrosky and Mr. Turner. In the case of Mr. Wick, the strategic goals were weighted less than for the other Current NEOs (see below).

	Financial Results ($MM)		Annual Cash Bonus Payout
Corporate NEOs Performance Measure	Target	Actual	Achievement (Payout Factor)	Metric Weight	Weighted Total
Triumph Consolidated Adjusted EBITDAP(1)	$238	$230	89.2%	40%	35.7%
Adjusted Free Cash Flow(1)	$(180)	$(222)	91.8%	40%	36.7%
Strategic Goals			150%	20%	30.0%
TOTAL					102.4%

(1)
Represents a non-GAAP metric. See above and Appendix C for a reconciliation of GAAP and adjusted, non-GAAP EBITDAP, and cash flow used in operations (GAAP) to non-GAAP free cash flow and adjusted free cash flow.

Fiscal Year 2019 AIP Payouts for Mr. Wick

        As a business unit head, 40% of Mr. Wick's bonus payout was determined by adjusted EBITDAP and free cash flow performance of the Aerospace Structures business unit. The EBITDAP and free cash flow threshold, target, and overachievement performance goals were established for Aerospace Structures (as depicted below).

Fiscal Year 2019 Aerospace Structures Adjusted EBITDAP Performance ($MM)	Fiscal Year 2019 Aerospace Structures Free Cash Flow Performance ($MM)

        In fiscal year 2019, the Aerospace Structures business unit achieved $107 million in adjusted EBITDAP (200% of target) and ($173) million in adjusted free cash flow (53.5% of target), which were applied when determining Mr. Wick's bonus payout. Mr. Wick also attained achievement at 150% for his strategic goal, resulting in a total annual cash bonus payout potential of 116.9% of target.

	Financial Results ($MM)		Annual Cash Bonus Payout
Mr. Wick Performance Measure	Target	Actual	Achievement (Payout Factor)	Metric Weight	Weighted Total
Triumph Consolidated Adjusted EBITDAP(1)	$238	$230	89.2%	20%	17.8%
Operating Adjusted Free Cash Flow(1)	$(180)	$(222)	91.8%	20%	18.4%
Aerospace Structures Adjusted EBITDAP(1)	$86	$107	200.0%	20%	40.0%
Aerospace Structures Adjusted Free Cash Flow(1)(2)	$(217)	$(173)	53.5%	20%	10.7%
Strategic Goals			150.0%	20%	30.0%
TOTAL					116.9%

(1)
Represents a non-GAAP metric. See Appendix C for a reconciliation of cash flow from operations (GAAP) to non-GAAP free cash flow and adjusted free cash flow.

(2)
Downward adjustment approved by the Committee based on an assessment of operational performance.

        Based on the achievement of financial and strategic performance metrics (as described above), the corporate component of the 2019 bonuses paid out at 102.4%. The Committee also reviewed the achievement of the various business unit goals, which had a significant impact on the bonus for Mr. Wick. The 102.4% corporate payout, when added to the business unit results and achievement of the strategic goals, resulted in payment of the following bonuses to the Current NEOs.

Named Executive Officer	Fiscal Year 2019 Incentive Payout Amount	Fiscal Year 2019 Payout as a % of Target Bonus
Daniel J. Crowley	$1,044,073	102.4%
James F. McCabe	$563,200	102.4%
Peter K.A. Wick	$362,097	116.9%
Daniel J. Ostrosky	$233,472	102.4%
Lance R. Turner	$241,920	102.4%

Former Executives	Fiscal Year 2019 Incentive Payout Amount	Fiscal Year 2019 Payout as a % Target Bonus
John Wright	$188,928	102.4%
Tom Holzthum	$0	n/a

        Under the terms of his separation agreement, Mr. Wright received a prorated fiscal year 2019 cash bonus payment of 102.4% of target. Mr. Holzthum was not eligible for a prorated fiscal year 2019 cash bonus payment under the terms of his separation agreement.

Long-Term Incentive Compensation

        LTI compensation represents a significant proportion of executive compensation at Triumph and is designed to align management's interests with that of stockholders. The Committee determines the size of any grant made to our CEO and approves the amounts of the grants made to the other NEOs based upon the CEO's recommendations.

        Annual grants of LTI compensation are typically made in the spring following the Committee's meeting held in conjunction with the first meeting of our Board in the fiscal year. The grant values are based on the closing price of the stock on the date of grant and the number of stock units subject to the award.

Fiscal Year 2019 Annual Long-Term Incentive Compensation Awards

        In fiscal year 2019, all NEOs received 60% of their annual LTI award value in PSUs and 40% of their LTI award value in time-based RSUs. A higher weighting is placed on PSUs to reflect the Company's strong pay for performance philosophy.

        RSUs vest ratably over three years. PSUs may be earned based the attainment of absolute TSR and relative TSR goals during the three-year performance period. Each metric is weighted equally at 50%. PSUs may be earned at a target level (the established performance goals are met at the 100% level), threshold level (the established performance goals are met such that 50% of the target incentive award is earned), and maximum level (the established performance goals are exceeded such that 200% of the target incentive award is earned). Performance between the threshold, target, and maximum performance levels will result in awards adjusted in amount so as to be in linear proportion to the difference between the achieved performance level and the established performance levels. No award will be earned if the threshold is not met during the three-year performance period, and no award shall be earned that exceeds 200% of the target incentive award.

        Absolute TSR goals were established by the Committee based on several inputs including historical peer performance, the TSR goals for Mr. Crowley's new hire awards, and external investor preferences. The goals were set at competitive levels to emphasize the Company's strong pay for performance philosophy.

        Relative TSR goals are depicted below. The Committee set the target goal at above median performance (i.e., 55th percentile) to align with market practice and to reflect the Company's strong pay for performance philosophy.

Performance vs. Absolute TSR Goal	Earned Payout
Below Threshold	0%
At Threshold	50%
At Target	100%
At Maximum	200%

Performance vs. Relative TSR Goal	Percentile Rank Against Fiscal Year 2019 Peer Group	Earned Payout
Below Threshold	< 30th Percentile	0%
At Threshold	30th Percentile	50%
At Target	55th Percentile	100%
At Maximum	80th Percentile	200%

        Similar to the annual short-term incentive process, the Committee sets the target LTI opportunities for our NEOs as a percentage of base salary. The Committee puts greater weight on the long-term incentive opportunity to focus management towards the overall sustained performance of the Company and approved the following for fiscal year 2019:

Current NEO	Fiscal Year 2019 Target LTI (as % of Salary)	Fiscal Year 2019 Target LTI ($ Value)	Fiscal Year 2019 Target Number of Units Granted(1)
Daniel J. Crowley(2)	325%	$3,012,750	134,198
James F. McCabe	125%	$650,000	43,430
Peter K.A. Wick	75%	$309,750	20,695
Daniel J. Ostrosky	75%	$285,000	19,042
Lance R. Turner	75%	$236,250	10,523

(1)
The target number of units represents the number of PSUs and RSUs that were granted on May 30, 2018.

(2)
Does not include the replacement RSU and PSU grants for Mr. Crowley, which are described in greater detail below and included in the Grants of Plan-Based Awards table on page 60 of this proxy statement.

Deferred Compensation

        We offer all of our executives the opportunity to defer all or any part of their bonus for any year, to be paid out over the following two years. We believe that the deferred compensation is consistent with competitive practices in our industry. In fiscal year 2019, none of our NEOs participated in the Company's deferred compensation arrangements.

Perquisites

        We provide certain of our NEOs with other benefits, reflected in the "All Other Compensation" column in the Summary Compensation Table below. We believe the additional benefits are reasonable, competitive and consistent with Triumph's overall executive compensation program. We believe that these benefits generally allow our executives to work more efficiently and in the case of the tax preparation and counseling services, help them to optimize the value received from the compensation and benefit programs offered. The costs of these benefits constitute only a small percentage of each executive's total compensation. Included among the benefits are personal use of the Company plane (valued based on the incremental cost to Triumph for fuel, landing fees and other variable costs of operating the airplane, but not including fixed costs that do not change based on usage, such as pilots' salaries, depreciation of the purchase cost of the aircraft and the cost of general maintenance), and reimbursement of fees for financial planning services and certain legal fees and relocation expenses for Mr. Crowley. See "All Other Compensation" in the Summary Compensation Table of this proxy statement for a description of the value of the perquisites paid to the NEOs in fiscal year 2019.

Other Compensation Matters

Employment Agreements

        The Company has entered into an employment agreement with Mr. Crowley and has an employment letter with each of Mr. McCabe, Mr. Wick, Mr. Ostrosky and Mr. Turner. Further information about these agreements can be found below.

Severance Benefits

        Each of the NEOs has potential severance benefits outlined in his respective employment agreement or employment letter. On February 19, 2019, the Compensation Committee approved the Triumph Group, Inc. Executive Change in Control Severance Plan, applicable in the event of a termination of employment without cause or for good reason that occurs within the period beginning six (6) months prior to and ending twenty-four (24) months after a change in control, and the Triumph Group, Inc. General Severance Plan, applicable in the event of a termination of employment without cause or for good reason unrelated to a change in control. Further information about the severance plans and the benefits payable thereunder can be found below.

Management Stock Ownership Guidelines

        In April 2016, the Board of Directors amended the stock ownership guidelines, which prescribe minimum levels of Triumph stock ownership that our senior executives are expected to meet. The ownership target is expressed as a multiple of base salary. As amended, there are four (4) tiers within senior management covered by the guidelines. For the CEO, the multiple is six (6). For the Chief Financial Officer, the multiple is three (3). For other executive officers and members of senior management, the multiple is two (2). For corporate vice presidents and company presidents, the multiple is one (1). An executive is required to achieve the guideline within five years of assuming a position subject to the guidelines, assuming a new position subject to a higher level of ownership or the date of any applicable increase in the guidelines approved by the Board of Directors. In addition, common stock acquired at the time of earning and vesting, and/or lapse of forfeiture restrictions for restricted share and restricted stock unit awards under the Company's equity incentive plans shall be subject to an additional requirement that 50% of such shares, on an after-tax basis, shall be held by the executive for a period of two years after acquisition. Mr. Crowley and Mr. Ostrosky met the guidelines as of March 31, 2019. Mr. McCabe has until 2021, Mr. Wick has until 2022 and Mr. Turner has until 2022 to comply with the guidelines.

Anti-Hedging and Pledging Policy

        We believe that the issuance of incentive and compensatory equity awards to our officers and directors, including non-employee directors, along with our stock ownership guidelines, help to align the interests of such officers and directors with our stockholders. As part of our insider trading policy, we prohibit any officers and directors from engaging in hedging activities with respect to any owned shares or outstanding equity awards. The policy also discourages pledges of any Company securities by officers and directors, and requires Company notice and approval. None of our officers and directors pledged any shares of Company stock during fiscal year 2019.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the CD&A required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.

Compensation Committee
William L. Mansfield (Chair) Paul Bourgon Daniel P. Garton Adam J. Palmer Larry O. Spencer

        This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that Triumph specifically incorporates this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

Executive Compensation Tables

Summary Compensation Table

        The following table summarizes the total compensation paid to our NEOs for each of the last three fiscal years ended March 31, 2019. There is further information about our NEOs in the 2019 Annual Report on Form 10-K, as amended, enclosed with this proxy statement, and we incorporate that information into this proxy statement by reference.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Daniel J. Crowley	2019	924,923	—	2,585,189	—	1,044,173	34,984	4,589,269
President and Chief	2018	900,000	—	4,410,055	—	981,000	51,664	6,342,719
Executive Officer	2017	900,000	—	5,932,229	1,777,500	675,000	111,014	9,395,813

James F. McCabe	2019	521,808	—	987,772	—	563,200	19,597	2,092,376
Senior Vice President	2018	500,000	—	624,977	—	408,750	8,778	1,542,505
and Chief Financial Officer	2017	310,000	—	292,926	—	225,502	4,207	832,635

Peter K.A. Wick	2019	410,077	136,290	470,687	—	362,097	767	1,379,918
Executive Vice President, Aerospace Structures(6)

Daniel J. Ostrosky	2019	380,000	—	433,092	—	233,472	9,204	1,055,768
Vice President, Supply Chain(7)

Lance R. Turner	2019	313,846	—	239,335	—	241,920	162,740	957,842
Senior Vice President and Chief Human Resources Officer(8)

John B. Wright, II	2019	309,077	—	311,524	—	188,928	832,526	1,642,055
Former Senior Vice	2018	410,000	—	307,466	—	268,140	9,776	995,382
President, General Counsel and Secretary(9)	2017	400,000	—	395,500	—	300,000	10,702	1,106,202

Thomas K. Holzthum	2019	306,954	—	413,327	—	—	359,136	1,079,417
Former Executive Vice President, Integrated Systems(10)	2018	400,000	—	399,955	—	315,000	11,478	1,126,433

(1)
Represents a discretionary retention cash bonus awarded by the Compensation Committee for the applicable fiscal year.

(2)
The "Stock Awards" column reflects, for each fiscal year, the grant date fair value for: (a) all annual RSUs granted to the NEOs under the 2013 Plan in the applicable fiscal year; (b) all annual performance share units, or PSUs, awarded to the NEOs under the 2013 Plan in the applicable fiscal year, represented at target for each fiscal year; and (c) for Mr. Crowley, sign-on awards of restricted stock and performance shares that were granted as new hire inducement awards outside of the 2013 Plan, all on April 1, 2016. These amounts are determined in accordance with Accounting Standards Codification 718 without regard to any estimate of forfeiture for service-based vesting. The assumptions used in calculating the fair market value are set forth in Note 16, "Stock Compensation Plans" contained in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2019, as amended. For more information, see the discussion of these awards in the

  CD&A of this proxy statement. In the case of Mr. Wright and Mr. Holzthum, these awards were forfeited upon their departure from the Company. The awards made in fiscal year 2019 were:

Named Executive Officer	Type of Award	No. of Underlying Shares	Value ($)
Daniel J. Crowley	RSUs	53,679	1,205,094
	PSUs(a)	80,519	1,380,096
James F. McCabe	RSUs	17,372	390,001
	PSUs(a)	26,058	597,771
Peter K.A. Wick	RSUs	8,278	185,841
	PSUs(a)	12,417	284,846
Daniel J. Ostrosky	RSUs	7,616	170,979
	PSUs(a)	11,426	262,112
Lance R. Turner	RSUs	4,209	94,492
	PSUs(a)	6,314	144,843
John B. Wright, II	RSUs	5,479	123,004
	PSUs(a)	8,218	188,521
Thomas K. Holzthum	RSUs	7,269	163,189
	PSUs(a)	10,904	250,138

(a)
Represents number of performance shares or PSUs at target for the awards made in fiscal year 2019. The PSUs will be earned and paid out only at the end of a three-year performance period upon achievement, if any, of the established performance goals. As of the end of fiscal year 2019, the first year in the three-year performance period, the performance shares or PSUs were tracking below threshold, but such performance is not indicative of the actual performance that may be achieved, if any, at the end of the performance period in fiscal year 2021.
(3)
The "Option Awards" column reflects the grant date fair value of the stock options granted as part of Mr. Crowley's sign-on stock option award determined in accordance with Accounting Standards Codification 718. The assumptions used in calculating the fair market value are set forth in Note 16, "Stock Compensation Plans" contained in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2019, as amended.

(4)
Represents bonuses earned for the fiscal year identified under Triumph's AIP. For a discussion of the fiscal year 2019 AIP payouts, please see the CD&A above.

(5)
For Mr. Wright, All Other Compensation includes payments under his severance, including a prorated fiscal year 2019 cash incentive payment and a cash payment in the amount of performance share units with respect to which he would have received a stock award had he remained employed by the Company through March 31, 2019 (calculated at target performance). All Other Compensation includes (i) Triumph's match for contributions to the 401(k) plan; (ii) income imputed to the NEO under Triumph's group term life insurance policy; (iii) for Mr. Crowley, for the fiscal year 2018, personal use of Triumph's airplane ($20,956); (iv) for Mr. McCabe, for fiscal year 2019, personal use of Triumph's airplane ($7,374); and (v) for Mr. Turner, for fiscal year 2019, personal use of Triumph's airplane ($1,509) and relocation expenses ($151,904). The table below sets forth the Triumph's match for contributions to the 401(k) plan and the income imputed to the NEO under Triumph's group term life insurance policy for each NEO for fiscal year 2019:

Named Executive Officer	401(k) plan match	Group Term Life
Daniel J. Crowley	$12,212	$1,816
James F. McCabe	$11,277	$946
Peter K.A. Wick	—	$767
Daniel Ostrosky	$8,433	$772
Lance R. Turner	$8,566	$761
John B. Wright, II	$4,235	$579
Thomas K. Holzthum	$5,481	$579
(6)
Mr. Wick became an executive officer on January 1, 2018.

(7)
Mr. Ostrosky became an executive officer in April 20, 2015.

(8)
Mr. Turner became an executive officer on September 25, 2017.

(9)
Mr. Wright resigned effective as of December 31, 2018.

(10)
Mr. Holzthum resigned effective as of December 31, 2018.

Grants of Plan-Based Awards

        The following table lists, for each of the NEOs, information about plan-based awards granted during fiscal year 2019.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Daniel J, Crowley	5/30/2018	$509,850	$1,019,700	$2,039,400	—	—	—	—	—
	5/30/2018	—	—	—	40,260	80,519	161,038	—	—	$1,380,096
	5/30/2018	—	—	—	—	—	—	53,679	—	$1,205,094
James F. McCabe	5/30/2018	$275,000	$550,000	$1,100,000	—	—	—	—	—
	5/30/2018	—	—	—	13,029	26,058	52,116	—	—	$597,771
	5/30/2018	—	—	—	—	—	—	17,372	—	$390,001
Peter K.A. Wick	5/30/2018	$154,875	$309,750	$619,500	—	—	—	—	—
	5/30/2018	—	—	—	6,209	12,417	24,834		—	$284,846
	5/30/2018	—	—	—	—	—	—	8,278	—	$185,841
Daniel J. Ostrosky	5/30/2018	$114,000	$228,000	$456,000	—	—	—	—	—
	5/30/2018	—	—	—	5,713	11,426	22,852	—	—	$262,112
	5/30/2018	—	—	—	—	—	—	7,616	—	$170,979
Lance R. Turner	5/30/2018	$118,125	$236,250	$472,500	—	—	—	—	—
	5/30/2018	—	—	—	3,157	6,314	12,628	—	—	$144,843
	5/30/2018	—	—	—	—	—	—	4,209	—	$94,492
John B. Wright, II	5/30/2018	$123,000	$246,000	$492,000	—	—	—	—	—
	5/30/2018	—	—	—	4,109	8,218	16,436	—	—	$188,521
	5/30/2018	—	—	—	—	—	—	5,479	—	$123,004
Thomas K. Holzthum	5/30/2018	$153,000	$306,000	$612,000	—	—	—	—	—
	5/30/2018	—	—	—	5452	10,904	21,808	—	—	$250,138
	5/30/2018	—	—	—	—	—	—	7,269	—	$163,189

(1)
See the CD&A above for a discussion of these AIP payouts.

(2)
Represents PSUs.

(3)
Represents RSUs.

(4)
These amounts are determined in accordance with Accounting Standards Codification 718 without regard to any estimate of forfeiture for service vesting. The assumptions used in calculating the fair market value are set forth in Note 16, "Stock Compensation Plans" contained in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2019, as amended.

Option Exercises and Stock Vested

        The following table sets forth information concerning stock vested for each of the NEOs during the fiscal year ended March 31, 2019. No stock options were exercised during fiscal year 2019.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Daniel J. Crowley	28,340	$503,186
James F. McCabe	3,565	$78,189
Peter K.A. Wick	1,627	$34,371
Lance R. Turner	3,249	$60,659
Daniel J. Ostrosky	3,612	$74,296
John B. Wright, II	2,347	$52,405
Thomas K. Holzthum	2,649	$58,978

(1)
Does not include accrued dividends paid to Mr. Crowley ($2,000) upon lapse of forfeiture restrictions on 12,500 shares of restricted stock that vested in January 2019.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning outstanding equity awards for each of the NEOs at March 31, 2019.

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights Not Vested ($)(2)
Daniel J. Crowley	112,500	37,500	30.86	4/1/2026	131,180	$2,500,291	223,656	$4,262,902
James F. McCabe	—	—	—	—	23,452	$446,995	45,523	$867,668
Peter K.A. Wick	—	—	—	—	11,223	$213,910	20,524	$391,187
Daniel J. Ostrosky	—	—	—	—	14,081	$268,384	21,905	$417,509
Lance R. Turner	—	—	—	—	10,707	204,075	10,184	$194,107
John B. Wright, II	—	—	—	—	—	—	—	—
Thomas K. Holzthum	—	—	—	—	—	—	—	—

(1)
For Mr. Crowley represents the remainder of a restricted stock new hire award subject to forfeiture restrictions and RSUs granted in fiscal years 2017, 2018 and 2019, including the replacement award and reflecting the forfeited RSU award. For Mr. McCabe, Mr. Wick and Mr. Ostrosky, represents RSUs granted in fiscal years 2017, 2018 and 2019. For Mr. Turner, represents RSUs granted in fiscal years 2018 and 2019.

(2)
Based on the closing price of the Company's common stock on March 29, 2019 of $19.06 per share.

(3)
For Mr. Crowley represents sign-on equity awards of performance shares and PSUs granted in fiscal years 2017, 2018 and 2019, including the replacement award and reflecting the forfeited PSU award. For Mr. McCabe, Mr. Wick and Mr. Ostrosky, represents PSUs granted in fiscal years 2017, 2018 and 2019. For Mr. Turner, represents PSUs granted in fiscal years 2018 and 2019. The performance share awards and PSUs are subject to three-year performance period and are valued at target. The PSUs that were awarded in fiscal year 2017 were earned at 41% of target.

Nonqualified Deferred Compensation

        We offer all of our executives the opportunity to defer all or any part of their bonus for any year. During the deferral period, the deferred amounts are credited interest at the 10-year U.S. Treasury rate plus 2%. The amount is payable following at the executive's termination of employment, in one to five-year annual increments, at the executive's election, except that, if the executive dies, the aggregate balance deferred at the time of his or her death is payable to his or her beneficiaries. None of the NEOs participated in the deferral opportunity in fiscal year 2019.

Employment Agreements

        The Company has entered into an employment agreement with Mr. Crowley and has an employment letter with each of Mr. McCabe, Mr. Wick, Mr. Ostrosky and Mr. Turner.

        Mr. Crowley's Employment Agreement.    Effective April 1, 2016, the Company entered into an employment agreement with Daniel J. Crowley, the Company's President and Chief Executive Officer. The employment agreement, which has a four-year term, memorializes the terms of employment approved by the Board on December 28, 2015 in connection with Mr. Crowley's hire. The employment agreement provides for an annual base salary of no less than $900,000, an annual target bonus opportunity of 100% of base salary (with a maximum opportunity of 200% of base salary), an annual long-term incentive award with a target grant date value of 250% of base salary (with a maximum opportunity of 500% of base salary), and relocation benefits, not to exceed $500,000, in connection with Mr. Crowley's relocation to the Philadelphia metropolitan area. The agreement also provided that the Company would reimburse Mr. Crowley for up to $15,000 in fees paid by Mr. Crowley for financial planning services per calendar year during the employment period, and reimburse Mr. Crowley for his legal fees incurred in the negotiation and execution of the employment agreement. Mr. Crowley's base salary, target bonus and long-term incentive target for fiscal year 2019, as approved by the Compensation Committee, are described in the CD&A section of this proxy statement.

        Pursuant to the employment agreement, on April 1, 2016, the Company granted Mr. Crowley a set of initial equity compensation awards consisting of 150,000 stock options and 50,000 shares of time-vesting restricted stock, in each case vesting in four equal annual installments over four years, and 50,000 shares of performance-based restricted stock, vesting in three equal installments on the second, third, and fourth anniversaries of January 4, 2016 (the "Start Date"), which is the date on which Mr. Crowley commenced employment with the Company, subject to achievement of performance goals set forth in the award agreement. Additionally, the Company granted Mr. Crowley "make-whole awards" comprised of a time-vesting restricted stock award and a performance-based restricted stock award, each of 39,567 shares, which are together intended to make Mr. Crowley whole for the loss of the supplemental executive retirement plan benefits he had with his former employer. These awards vest ratably on the fifth, sixth, and seventh anniversaries of the Start Date, subject in the case of the performance-based award to achievement of performance goals set forth in the award agreement.

        The employment agreement also contains various restrictive covenants applicable to Mr. Crowley, including non-competition and employee and customer non-solicitation restrictions that apply for one year following a termination of Mr. Crowley's employment for any reason.

        Mr. McCabe's Employment Letter.    In connection with his appointment as Senior Vice President and Chief Financial Officer, Mr. McCabe entered into an employment letter with the Company dated July 26, 2016. Mr. McCabe is eligible to participate in the Company's annual short-term incentive bonus program, with a target bonus opportunity equal to 100% of base salary and a maximum bonus opportunity equal to 200% of base salary. The actual amount of the annual bonus will be determined by the Compensation Committee on the basis of the achievement of pre-established performance goals relating to corporate and individual performance. Subject to the approval of the Compensation Committee, Mr. McCabe will also be eligible for annual performance based long-term incentive awards of 100% of base salary, comprised as follows: 30% of the value in RSUs and 70% of the value in PSUs that are eligible to be earned based on the Company's performance against certain targets established by the Compensation Committee. Mr. McCabe is also eligible to participate in the Company's employee benefit plans that are generally applicable to the Company's senior executives. Mr. McCabe's base salary, target bonus and long-term incentive target for fiscal year 2019, as approved by the Compensation Committee, are described in the CD&A section of this proxy statement.

        The employment letter also contains various restrictive covenants applicable to Mr. McCabe, including non-competition and employee and customer non-solicitation restrictions that apply for one year following a termination of Mr. McCabe's employment for any reason.

        Mr. Wick's Employment Letter.    In connection with his appointment as Executive Vice President, Triumph Aerospace Structures, Mr. Wick entered into an employment letter with the Company dated January 20, 2018. The employment letter provides for an annual base salary of $375,000, subject to deductions for taxes and other withholdings as required by law or the policies of the Company. Mr. Wick was eligible to participate in the Company's annual short-term incentive bonus program, with a target bonus opportunity for fiscal year 2018 equal to 75% of base salary and a maximum bonus opportunity equal to 150% of base salary. The actual amount of the annual bonus will be determined by the Compensation Committee on the basis of plan design and personal achievement of pre-established performance goals. Mr. Wick was eligible for annual PSUs for fiscal year 2019 with a target value of 75% of base salary. The PSU's will cliff vest at the end of the three-year performance period, which runs through fiscal year 2021. The value of PSUs can reach 200% of original grant value if maximum performance. Actual long-term incentive award grants may be more or less than target. Target long-term incentive annual grant values and the relative mix of RSUs and PSUs in future years will also be subject to formal approval by the Compensation Committee and will be based on a variety of factors, including without limitation, market data, individual performance, and scope of job responsibilities. Mr. Wick is also eligible to participate in the Company's employee benefit plans that are generally applicable to the Company's senior executives. Mr. Wick's base salary, target bonus and long-term incentive target for fiscal year 2019, as approved by the Compensation Committee, are described in the CD&A section of this proxy statement.

        The employment letter also contains various restrictive covenants applicable to Mr. Wick, including non-competition and employee and customer non-solicitation restrictions that apply for one year following a termination of Mr. Wick's employment for any reason.

        Mr. Ostrosky's Employment Letter.    In connection with his appointment as Vice President, Supply Chain, Mr. Ostrosky entered into an employment letter with the Company dated March 25, 2015 with an addendum dated April 10, 2015. Pursuant to the employment letter, Mr. Ostrosky received a signing bonus of $100,000 and a grant of 6,000 shares of service-based restricted stock that has since vested. Mr. Ostrosky also received a relocation reimbursement.

        Mr. Ostrosky is eligible to participate in the Company's bonus opportunity, with a target bonus of 60% of base salary and the opportunity to earn a maximum of 120%. Mr. Ostrosky is eligible for a target long-term annual award of 60% of base salary with the opportunity to earn 120%. Mr. Ostrosky is also eligible to participate in the Company's employee benefits program, including participation in the medical, dental, life and accident insurance programs. Mr. Ostrosky's base salary, target bonus and long-term incentive target for fiscal year 2019, as approved by the Compensation Committee, are described in the CD&A section of this proxy statement.

        Mr. Turner's Employment Letter.    In connection with his appointment as Senior Vice President—Human Resources, Mr. Turner entered into an employment letter with the Company dated September 5, 2017. Pursuant to the employment letter, Mr. Turner was provided with a one-time signing bonus of $130,000. Mr. Turner also received an award of $210,000 in RSUs, to offset

Mr. Turner's loss of awarded but unvested equity at his former employer, which vest in one-third increments on the first, second and third anniversaries of the date of grant, and a relocation package.

        Mr. Turner is eligible to participate in the Company's annual short-term incentive bonus program, with a target bonus of 60% of base salary, with the opportunity to earn a maximum of 120%. The actual amount of Mr. Turner's annual bonus each year will be determined by the Compensation Committee on the basis of the achievement of pre-established performance goals relating to corporate and individual performance. Mr. Turner is eligible for annual long-term incentive program at a level commensurate with his position, but with an equity grant value on the date of grant equal to not less than 75% of base salary, with the opportunity to earn a maximum of 120%. The actual long-term incentive award and performance metrics each year will be determined by the Compensation Committee. Mr. Turner is also eligible to participate in the Company's employee benefit plans generally applicable to the Company's senior corporate executive officers. Mr. Turner's base salary, target bonus and long-term incentive target for fiscal year 2019, as approved by the Compensation Committee, are described in the CD&A section of this proxy statement.

        The employment letter also contains various restrictive covenants applicable to Mr. Turner, including non-competition and employee and customer non-solicitation restrictions that apply for one year following a termination of Mr. Turner's employment for any reason.

        Each of the employment arrangements with the NEOs described above contain severance-related benefits which were superseded by the Severance Plans described below.

Potential Payments upon Termination of Employment or Change of Control

        The information below describes and quantifies compensation that would become payable under existing arrangements in the event of termination of such NEO's employment under several different circumstances. The amounts shown assume that such termination was effective as of March 31, 2019, and thus include amounts earned through such time and are estimates of the amounts that would be paid to the NEOs upon their termination. The actual amounts to be paid can only be determined at the time of such NEO's separation from Triumph.

Severance Plans

        On February 19, 2019, the Compensation Committee approved (i) the Triumph Group, Inc. Executive Change in Control Severance Plan (the "CIC Severance Plan"), applicable in the event of a termination of employment without "cause" or for "good reason" that occurs within the period beginning six (6) months prior to and ending twenty-four (24) months after a "change in control" (each term as defined in the CIC Severance Plan), and (ii) the Triumph Group, Inc. General Severance Plan, applicable in the event of a termination of employment without "cause" or for "good reason" (each term as defined in the General Severance Plan) unrelated to a change in control (the "General Severance Plan" and collectively with the CIC Severance Plan, the "Severance Plans"). The disclosures in this section of the proxy statement related to termination of employment without cause or for good reason, with or without the occurrence of a change in control event, reflect payments that would be made under the Severance Plans if the termination event occurred on March 31, 2019.

        The initial term of each Severance Plan is three years, with automatic one-year extensions thereafter unless terminated at least six months prior to expiration of the then current term. For the CIC Severance Plan, the Company may not provide notice of termination of the CIC Severance Plan if the Company is a party to an agreement which, if consummated, would result in a change in control, as defined in the CIC Severance Plan.

  CIC Severance Plan

        The CIC Severance Plan is intended to encourage key management to remain with the Company, and to help avoid distractions and conflicts of interest in the event of a potential or actual change in control of the Company so that executives can focus on a fair and impartial review of the acquisition proposal and the maximization of stockholder value despite the risk of losing their employment.

        For the named executive officers, the change in control severance benefits include the following:

  •
  a lump sum payment of up to 1.5 times (2.0 times for the CEO) the sum of the executive's annual base salary as of the date of termination plus the officer's highest annual bonus, defined as the greater of (1) the average annual bonus in over the three most recent fiscal years and (2) the current target bonus opportunity for the year in which the termination occurs;

  •
  a lump sum payment of the executive's annual target bonus opportunity for the year in which the termination occurs, pro-rated for the portion of the fiscal year elapsing prior to the termination date, less any amount actually paid for that fiscal year;

  •
  a lump sum payment of the total amount that would have been paid through the applicable severance period (24 months for the CEO and 18 months for the other named executive officers) that the executive would have received under any qualified plan as a company match if the executive had participated in such plan;

  •
  vesting of all unvested equity awards or equity awards subject to forfeiture restrictions, with performance based awards vesting based on target performance;

  •
  an amount equal to the executive's cost to participate in COBRA medical and dental continuation coverage for 18 months (24 months for the CEO); and

  •
  a reimbursement of up to $20,000 ($50,000 for the CEO) for outplacement services.

        The change in control benefits do not include any excise tax gross up payments. In addition, the change in control benefits have a "double trigger" such that the payment of a severance benefit may only be made if there is a change in control and the officer's employment with the Company is terminated by the Company without cause or by the officer for good reason in the six months prior to a change in control or in the 24 months immediately following a change in control of the Company, each as defined in the CIC Severance Plan.

  General Severance Plan

        The General Severance Plan is intended to promote stability, and provide consistent and fair treatment to our departing executives in circumstances where their performance does not constitute cause for employment termination.

        For the named executive officers, the general severance benefits include the following:

  •
  payments, in installments, of up to 1.0 times (2.0 times for the CEO) the sum of the officer's annual base salary as of the date of termination plus the officer's target bonus opportunity in the year of termination;

  •
  a lump sum payment of the executive's annual target bonus opportunity for the year in which the termination occurs, pro-rated for the portion of the fiscal year elapsing prior to the termination date, less any amount actually paid for that fiscal year;

  •
  vesting of all unvested equity awards or equity awards subject to forfeiture restrictions to the extent such awards were scheduled to vest in the 12 months immediately following the date of termination (18 months for the CEO), with performance based awards vesting pro rata at target;

  •
  an amount equal to the executive's cost to participate in COBRA medical and dental continuation coverage for 12 months (18 months for the CEO); and

  •
  outplacement services through an outplacement services provider contracted with the Company for 12 months (18 months for the CEO).

        Each NEO would be required to execute a general release of employment claims in order to receive benefits under the Severance Plans. The timing of payments under the Severance Plans would be made in accordance with all applicable law. Each NEO would be required to comply with any non-competition, non-solicitation, assignment of inventions and confidentiality provisions set forth in existing agreements or in the award notice provided to an executive eligible to receive benefits under the Severance Plans.

        A named executive officer who receives general severance benefits shall not be entitled to receive severance benefits under any other plan or agreement of the Company or any of its subsidiaries or affiliates (excluding the CIC Severance Plan). If a named executive officer becomes entitled to severance benefits under the General Severance Plan while receiving severance benefits under any other plan or agreement of the Company or any of its subsidiaries or affiliates, then the severance benefits under such other plan or agreement will cease and the severance benefits due to the named executive officer under the General Severance Plan will be reduced by such other severance benefits previously paid to the executive. If a named executive officer becomes entitled to severance benefits under the CIC Severance Plan while receiving severance benefits under any other plan or agreement of the Company or any of its subsidiaries or affiliates, including the General Severance Plan, then the severance benefits under such other plan or agreement will cease and the severance benefits due to the named executive officer under the CIC Severance Plan will be reduced by such other severance benefits previously paid to the executive.

Termination of Employment upon Death, Disability or Retirement

        The Company's equity incentive plans, the 2013 Cash and Equity Incentive Plan, as amended (the "2013 Plan") and the 2018 Equity Incentive Plan, as amended (the "2018 Plan" and, with the 2013 Plan, the "Equity Plans") provide for the following consequences for outstanding equity awards in the event of termination of employment as a result of death, disability or retirement of a named executive officer or termination of employment as a result of a voluntary severance incentive program, divestiture or work force restructuring program. Under each Equity Plan, the Compensation Committee has the authority to alter the following impact in individual award agreements, but has not done so with respect to any outstanding awards to the named executive officers. The provisions of the Equity Plans with respect to treatment of outstanding equity awards upon a termination of employment without cause or for good reason, with or without a change in control, have been superseded by the more specific benefits set forth in the Severance Plans and described above.

2013 Plan

Termination Event	Stock Options	Service-based Stock Awards and RSUs	Performance-based Stock Awards and PSUs
Death	Outstanding exercisable options are exercisable for the stated term of the options	Outstanding awards are forfeited	Outstanding awards are forfeited
Disability or Retirement	Outstanding exercisable options are exercisable for the stated term of the options	Awards continue to vest until the end of the restricted period	Awards continue to vest until the end of the performance period
Voluntary Severance Incentive Program	All outstanding options fully vest and will be exercisable for the stated term of the options	All outstanding stock awards and RSUs accelerate and all forfeiture provisions lapse	All outstanding stock awards and PSUs accelerate and vest as determined by the Compensation Committee
Divestiture or Workforce Restructuring	The Compensation Committee may, in its discretion, vest some or all outstanding options, and such options will be exercisable for the stated term of the options	The Compensation Committee may, in its discretion, accelerate the vesting of all or a portion of any outstanding stock award or RSU and provide that all forfeiture provisions lapse	All outstanding stock awards and PSUs accelerate and vest as determined by the Compensation Committee

2018 Plan

Termination Event	Stock Options *	Service-based Stock Awards and RSUs *	Performance-based Stock Awards and PSUs*
Death	Outstanding exercisable options are exercisable for one year after death	Outstanding awards are forfeited	Outstanding awards are forfeited
Disability or Retirement	Outstanding exercisable options are exercisable for one year after termination of employment	Awards that would have vested in one year accelerate and vest on termination of employment	Awards with end of performance period within one year of termination of employment will continue to be subject to performance goals and be issued, if earned, at the end of the performance period
Voluntary Severance Incentive Program	With respect to no more than 5% of the shares available for awards under the Equity Plan, awards will vest and all outstanding options will be exercisable until the options expire	All outstanding stock awards and RSUs accelerate and all forfeiture provisions lapse	All outstanding stock awards and PSUs are forfeited
Divestiture or Workforce Restructuring

The Compensation Committee may, in its discretion, with respect to no more than 5% of the shares available for awards under the Equity Plan, vest some or all outstanding options, and such options will be exercisable until the options expire

The Compensation Committee may, in its discretion, with respect to no more than 5% of the shares available for awards under the Equity Plan, accelerate the vesting of all or a portion of any outstanding stock award or RSU and provide that all forfeiture provisions lapse

All outstanding stock awards and PSUs are forfeited

*
All of these acceleration events are subject to the award's compliance with the minimum vesting period of one year.

Accrued Pay and Regular Retirement Benefits

        In addition to the benefits described above, the NEOs are also entitled to certain payments and benefits upon termination of employment that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include accrued salary and vacation pay, life insurance benefits and distribution of plan balances under Triumph's 401(k) plan.

        Other than items described above, payments and benefits provided on a non-discriminatory basis to salaried employees generally and the change of control context, discussed above, the Compensation Committee or the Board may authorize additional severance benefits, although they are not obligated to do so.

        As described above, certain NEOs are entitled to severance and/or change in control benefits upon termination of employment without cause or for good reason. The table below sets forth the compensation that would become payable assuming that such termination was effective March 31, 2019. None of the NEOs would have received any excise tax gross-up benefits if a change in control had occurred on March 31, 2019. The calculation of equity awards is based on the closing stock price of the Company's common stock on March 29, 2019 of $19.06 per share. In addition to the below amounts, each NEO would be entitled to receive any accrued salary and a portion of the target annual incentive compensation for the year in which a termination occurred, prorated to the date of termination.

Executive	Termination Scenario	Cash Severance	Stock Options	Restricted Stock/Units	Performance Stock/Units	Other Benefits	Total

Crowley, Daniel	Death	$0	$0	$0	$0	$0	$0

	Retirement / Disability	$0	$0	$1,818,197	$1,894,577	$0	$3,712,774

	Voluntary Severance Program, Workforce Restructuring, or Divestiture	$0	$0	$1,507,881	$822,763	$0	$2,330,644

	Without Cause by Company or for Good Reason by Executive (Absent a Change in Control)	$3,893,400	$0	$1,405,090	$1,718,559	$70,783	$7,087,832

	Without Cause by Company or for Good Reason by Executive upon Change in Control	$3,893,400	$0	$2,500,278	$3,429,269	$127,844	$9,950,791

McCabe, James	Death	$0	$0	$0	$0	$0	$0

	Retirement / Disability	$0	$0	$226,236	$215,607	$0	$441,843

	Voluntary Severance Program, Workforce Restructuring, or Divestiture	$0	$0	$446,976	$215,607	$0	$662,583

	Termination Without Cause by Company or for Good Reason by Executive (Absent a Change in Control)	$1,100,000	$0	$178,325	$309,293	$43,374	$1,630,992

	Termination Without Cause by Company or for Good Reason by Executive upon Change in Control	$1,650,000	$0	$446,976	$712,272	$82,661	$2,891,909

Wick, Peter	Death	$276,710	$0	$0	$0	$0	$276,710

	Retirement / Disability	$276,710	$0	$108,699	$112,854	$0	$498,263

	Voluntary Severance Program, Workforce Restructuring, or Divestiture	$276,710	$0	$213,885	$112,854	$0	$603,449

	Termination Without Cause by Company or for Good Reason by Executive (Absent a Change in Control)	$999,460	$0	$83,623	$154,126	$32,162	$1,269,370

	Termination Without Cause by Company or for Good Reason by Executive upon Change in Control	$1,084,125	$0	$213,885	$349,522	$65,843	$1,713,375

Turner, Lance	Death	$0	$0	$0	$0	$0	$0

	Retirement / Disability	$0	$0	$150,593	$73,762	$0	$224,355

	Voluntary Severance Program, Workforce Restructuring, or Divestiture	$0	$0	$204,075	$73,762	$0	$277,838

	Termination Without Cause by Company or for Good Reason by Executive (Absent a Change in Control)	$551,250	$0	$88,667	$89,290	$31,516	$760,723

	Termination Without Cause by Company or for Good Reason by Executive upon Change in Control	$826,875	$0	$204,075	$194,107	$64,874	$1,289,931

Ostrosky, Daniel	Death	$0	$0	$0	$0	$0	$0

	Retirement / Disability	$0	$0	$171,604	$98,311	$0	$269,915

	Voluntary Severance Program, Workforce Restructuring, or Divestiture	$0	$0	$268,378	$98,311	$0	$366,689

	Termination Without Cause by Company or for Good Reason by Executive (Absent a Change in Control)	$608,000	$0	$117,238	$138,134	$38,022	$901,394

	Termination Without Cause by Company or for Good Reason by Executive upon Change in Control	$912,000	$0	$268,378	$316,091	$74,633	$1,571,102
(1)
See the CD&A above for a discussion of these AIP payouts.

(2)
Represents PSUs.

(3)
Represents RSUs.

(4)
These amounts are determined in accordance with Accounting Standards Codification 718 without regard to any estimate of forfeiture for service vesting. The assumptions used in calculating the fair market value are set forth in Note 16, "Stock Compensation Plans" contained in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2019, as amended.

CEO Pay Ratio

        The following information about the relationship between the compensation of our employees and the compensation of Mr. Crowley, our President and Chief Executive Officer, is provided in compliance with the requirements of Item 402(u) of Regulation S K of the Securities Exchange Act of 1934.

        In fiscal year 2019, the estimated median of the annual total compensation of our employees, excluding Mr. Crowley, was $50,537. Mr. Crowley's total compensation for fiscal year 2019, as reported in the Summary Compensation Table of this proxy statement was $4,589,269. The resulting estimated ratio of the annual total compensation of Mr. Crowley to the median of the annual total compensation of all employees was 90.8 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

        As of January 1, 2019, our total population consisted of 12,288 employees. To identify the median compensated employee, we used a Consistently Applied Compensation Measure ("CACM") defined as the median of 2017 Federal Wages and 401(k) match, annualized for employees not with the Company for the full year. We also excluded France under the 5% de minimis exemption rule, which accounted for 100 employees, or <1% of the total population.

        The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices, and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes certain information with respect to our compensation plans and individual compensation arrangements under which our equity securities have been authorized for issuance as of March 31, 2019:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,257,603	30.86	5,586,421
Equity compensation plans not approved by security holders	0	0	0

Total	1,257,603		5,586,421

(1)
Column (a) includes stock options, outstanding time-based RSUs, performance shares and PSUs (at target) made under the 2016 Directors' Plan, the 2013 Equity and Cash Incentive Plan, the 2018 Equity Incentive Plan and deferred stock units ("DSUs") issued to non-employee directors under the Amended and Restated Directors' Stock Incentive Plan, which expired in fiscal year 2017. Column (b) provides the weighted-average exercise price for outstanding stock options. The weighted-average grant date fair value of the outstanding RSUs and DSUs is $27.61.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        As of May 17, 2019, the directors, nominees for director, named executive officers, all directors and executive officers as a group, and owners of more than 5% of our common stock in the table below, were known to us to be beneficial owners (as defined in regulations issued by the SEC) of the outstanding common stock as shown in the table below.

        A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from May 17, 2019 upon the exercise of options, warrants or other rights. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or other rights that are held by that person (but not those held by any other person) and that are exercisable within 60 days from May 17, 2019 have been exercised.

        Unless otherwise indicated, the address of each person identified is c/o 899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312.

        Unless otherwise noted, we believe that all persons named in the table have sole voting and dispositive power with respect to all shares of common stock beneficially owned by them.

        The percent of total shares outstanding is based upon 49,904,760 outstanding shares of common stock as of May 17, 2019.

Name	Number	Percent of Total Shares Outstanding
Daniel J. Crowley(1)	481,832	*
James F. McCabe(2)	13,735.071	*
Peter K. A. Wick(3)	5,815	*
Lance R. Turner(4)	3,760	*
Daniel J. Ostrosky(5)	18,711	*
John B. Wright, II(6)	56,806	*
Thomas K. Holzthum(7)	29,992	*
Paul Bourgon(8)	17,794	*
Ralph E. Eberhart(8)	16,394	*
Daniel P. Garton(8)	9,776	*
Dawne S. Hickton(8)	21,394	*
William L. Mansfield(8)	16,394	*
Adam J. Palmer(8)	41,394	*
Joseph M. Silvestri(8)(9)	47,662	*
Larry O. Spencer(8)	10,009	*
BlackRock, Inc.(10)	9,019,820	18.1%
T. Rowe Price Associates, Inc.(11)	5,753,357	11.5%
The Vanguard Group(12)	5,174,139	10.4%
State Street Corporation(13)	3,220,232	6.5%
EARNEST Partners, LLC(14)	3,107,966	6.2%
All executive officers and directors as a group (16 persons)(15)	798,549.071	1.6%

*
Less than one percent.

(1)
Consists of 341,846 shares held directly by Mr. Crowley, of which 52,067 shares of restricted stock are subject to forfeiture restrictions, and currently exercisable options to purchase 112,500 shares of common stock and 27,486 shares underlying RSUs that vest in 60 days. Excludes the following:

Award	Grant Date
56,233 performance restricted shares (at target)	April 1, 2016
9,593 RSUs	June 9, 2017
43,167 PSUs (at target)	June 9, 2017
35,786 RSUs	May 30, 2018
80,519 PSUs (at target)	May 30, 2018
(2)
Consists of 5,431.071 shares held directly by Mr. McCabe, and RSUs to acquire 8,304 shares within 60 days. Excludes the following:

Award	Grant Date
1,052 RSUs	November 9, 2016
2,514 RSUs	June 9, 2017
11,312 PSUs (at target)	June 9, 2017
11,582 RSU	May 30, 2018
26,058 PSUs (at target)	May 30, 2018
(3)
Consists of 2,137 shares held directly by Mr. Wick, and RSUs to acquire 3,678 shares within 60 days. Excludes the following:

Award	Grant Date
313 RSUs	November 9, 2016
4,140 PSUs (at target)	June 9, 2017
920 RSUs	June 9, 2017
1,781 PSUs (at target)	July 20, 2017
792 RSUs	July 20, 2017
12,417 PSUs (at target)	May 30, 2018
5,520 RSUs	May 30, 2018
(4)
Consists of 2,357 shares held directly by Mr. Turner, and RSUs to acquire 1,403 shares within 60 days. Excludes the following:

Award	Grant Date
6,498 RSUs	November 15, 2017
3,870 PSUs (at target)	November 15, 2017
2,806 RSUs	May 30, 2018
6,314 PSUs (at target)	May 30, 2018
(5)
Consists of 15,027 shares held directly by Mr. Ostrosky, and RSUs to acquire 3,684 shares within 60 days. Excludes the following:

Award	Grant Date
1,146 RSUs	June 9, 2017
5,158 PSUs (at target)	June 9, 2017
3,413 RSUs	November 15, 2017
5,078 RSUs	May 30, 2018
11,426 PSUs (at target)	May 30, 2018

(6)
Consists of 56,806 shares issued prior to May 17, 2019. The Company has no information as to whether Mr. Wright still holds these shares.

(7)
Consists of 28,992 shares issued prior to May 17, 2019. The Company has no information as to whether Mr. Holzthum still holds these shares.

(8)
The beneficial ownership disclosed includes 7,254 RSUs granted on July 11, 2018 to each of Messrs. Bourgon, Garton, Mansfield, Palmer, Silvestri, Gen. Eberhart, Gen. Spencer and Ms. Hickton under the 2016 Directors' Plan:

The beneficial ownership disclosed does not include any deferred stock units ("DSUs") issued to the non-employee directors under non-employee director compensation plans. As of May 17, 2019, an aggregate of 52,875 DSUs have been issued and are held by the current non-employee directors as follows:

Name	Number of DSUs
Mr. Bourgon	13,275
Gen. Eberhart	10,075
Mr. Garton	—
Ms. Hickton	5,000
Mr. Mansfield	8,125
Mr. Palmer	3,125
Mr. Silvestri	13,275
Gen. Spencer	—
(9)
Mr. Silvestri is the indirect beneficial owner of 2,647 shares of common stock beneficially owned by the Silvestri 2002 Trust of which Mr. Silvestri serves as an officer. He disclaims beneficial ownership of such shares.

(10)
Information is based on a Schedule 13G/A filed by BlackRock, Inc. on January 31, 2019. The Schedule 13G/A reports that on December 31, 2018, BlackRock, Inc. had sole voting power over 8,884,227 shares, shared voting power over 0 shares, sole dispositive power over 9,019,820 shares and shared dispositive power over 0 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(11)
Information is based on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. on February 14, 2019. The Schedule 13G/A reports that on December 31, 2018, T. Rowe Price Associates, Inc. had sole voting power over 1,639,809 shares, shared voting power over 0 shares, sole dispositive power over 5,753,357 shares and shared dispositive power over 0 shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(12)
Information is based on a Schedule 13G/A filed by The Vanguard Group on February 11, 2019. The Schedule 13G/A reports that on December 31, 2018, The Vanguard Group had sole voting power over 47,957 shares, shared voting power over 12,200 shares, sole dispositive power over 5,118,980 shares and shared dispositive power over 55,159 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(13)
Information is based on a Schedule 13G filed by State Street Corporation on February 14, 2019. The Schedule 13G reports that on December 31, 2018, State Street Corporation had sole voting power over 0 shares, shared voting power over 3,034,351 shares, sole dispositive power over 0 shares and shared dispositive power over 3,220,232 shares. The address of State Street Corporation is One Lincoln Street, Boston, MA 02111.

(14)
Information is based on a Schedule 13G filed by EARNEST Partners, LLC on February 14, 2019. The Schedule 13G reports that on December 31, 2018, EARNEST Partners, LLC had sole voting power over 757,004 shares, shared voting power over 46,621 shares, sole dispositive power over 3,107,966 shares and shared dispositive power over 0 shares. The address of EARNEST Partners, LLC is 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309.

(15)
Includes the beneficial ownership disclosed in footnotes (1) through (5), plus an aggregate of 7,081 shares owned and RSUs to acquire shares within 60 days by other executive officers. If the DSUs disclosed in footnote (8) were fully vested as of May 17, 2019, the number of shares held by all executive officers and directors as a group would have been 895,979.071 shares representing 1.8% of the total shares outstanding.

DELINQUENT SECTION 16(a) REPORTS

        Section 16(a) of the Exchange Act requires our directors, officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, officers and greater than 10% holders are required by SEC regulations to furnish us with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to us and the representations made by the reporting persons to us, we believe that during the fiscal year ended March 31, 2019, and into the beginning of the fiscal year ending March 31, 2020, our directors, officers and greater than 10% holders complied with all filing requirements under Section 16(a) of the Exchange Act, except one late Form 4 was filed for each of Daniel J. Crowley, James F. McCabe, Peter K.A. Wick, Thomas K. Hotzthum and John B. Wright, II with respect to the lapse of forfeiture restrictions relating to grants of restricted stock units.

STOCKHOLDER PROPOSALS—2020 ANNUAL MEETING OF STOCKHOLDERS

        Proposals of stockholders intended to be presented at the annual meeting of stockholders in 2020 must be received by February 8, 2020 to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. If any stockholder wishes to present a proposal at the 2020 annual meeting of stockholders that is not included in our proxy statement for that meeting, such stockholder must submit that proposal to the Secretary of Triumph no earlier than March 20, 2020 and no later than April 19, 2020. If the stockholder fails to do so, then we will be allowed to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement. Stockholder proposals should be directed to the Secretary, at our address set forth on the first page of this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

        Certain stockholders who share the same address may receive only one copy of the Notice, this proxy statement and our 2019 Annual Report to Stockholders in accordance with a notice delivered earlier this year from such stockholders' bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as "householding," is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of the Notice and, if applicable, this proxy statement or the Annual Report, either by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting us by telephone at (610) 251-1000 or in writing at 899 Cassatt Road, Suite 210, Berwyn, PA 19312, Attention: Secretary. Stockholders who are requesting to commence or discontinue householding should provide their name, the name of their broker, bank or other record holder, and their account information.

ANNUAL REPORT ON FORM 10-K

        We will promptly provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, as amended, including financial statements and the schedules thereto. Such written and any oral requests should be directed to Triumph Group, Inc. at 899 Cassatt Road, Suite 210, Berwyn, PA 19312, Attention: Secretary, (610) 251-1000.

By order of the Board of Directors,
Jennifer H. Allen
June 7, 2019

APPENDIX A

        CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TRIUMPH GROUP, INC.

        Triumph Group, In. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

          1.     That the Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Section "FOURTH", Subsection "C.1." in its entirety and by substituting in lieu of said paragraph the following:

    "C.1. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and, by filing a statement pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof; provided however, that any shares of Preferred Stock may only be issued by the Corporation (i) as consideration for the stock or assets of another corporation or in connection with a merger of the Corporation with or into another corporation or of another corporation with or into the Corporation or (ii) in connection with a plan intended to help avoid the imposition of certain limitations on the Corporation's ability to fully use certain tax attributes, including, without limitation, the Tax Benefits Preservation Plan, dated as of March 13, 2019, by and between the Corporation and Computershare Trust Company, N.A., as may be amended or extended in accordance with its terms."

          2.     That the foregoing amendment to the Certificate of Incorporation has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [    •    ] day of [    •    ], 2019.

TRIUMPH GROUP, INC.
By:
Name:
Title:

A-1

APPENDIX B

TAX BENEFITS PRESERVATION PLAN

dated as of

March 13, 2019

between

TRIUMPH GROUP, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

i

ii

TAX BENEFITS PRESERVATION PLAN

        TAX BENEFITS PRESERVATION PLAN, dated as of March 13, 2019 (the "Agreement"), between Triumph Group, Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the "Rights Agent").

W I T N E S S E T H:

        WHEREAS, on March 13, 2019 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company (the "Board") authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the close of business on March 25, 2019 (the "Record Date"), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued (whether as an original issuance or from the Company's treasury) between the Record Date and the Distribution Date (as hereinafter defined) and in certain other circumstances provided herein, each Right initially representing the right to purchase (i) one share of Common Stock, if prior to the Shareholder Approval (as hereinafter defined), or (ii) one one-thousandth of a share of Preferred Stock (as hereinafter defined), if subsequent to the Shareholder Approval, having the rights, powers and preferences set forth in the form of Certificate of Designations, Preferences and Rights attached hereto as Exhibit A, if subsequent to the Shareholder Approval, in each case, upon the terms and subject to the conditions hereinafter set forth (the "Rights");

        WHEREAS, the Company will seek shareholder approval, at the Company's next annual meeting of shareholders, to amend the Company's Amended and Restated Certificate of Incorporation, as it may be amended from time to time (the "Certificate of Incorporation"), in order to permit issuance of Rights relating to Preferred Stock, as hereinafter described, and

        WHEREAS, the Company has generated or expects to generate certain Tax Benefits (as defined herein) for United States federal income tax purposes, which Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations (as defined herein) promulgated thereunder, in order to avoid the imposition of certain limitations on the Company's ability to fully use such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

        Section 1.    Certain Definitions.     For purposes of this Agreement, the following terms have the meanings indicated:

        (a)   "5% Shareholder" shall mean (i) a Person or group of Persons that is a "5-percent shareholder" of the Company pursuant to Section 1.382-2T(g) of the Treasury Regulations or (ii) a Person that is a "first tier entity" or "higher tier entity" (as such terms are defined in Section 1.382-2T(f) of the Treasury Regulations) of the Company if that Person has a "public group" or individual, or a "higher tier entity" of that Person has a "public group" or individual, that is treated as a "5-percent shareholder" of the Company pursuant to Section 1.382-2T(g) of the Treasury Regulations.

        (b)   "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall have become a 5% Shareholder or shall be a 5% Shareholder after the date hereof, whether or not such person continues to be a 5% Shareholder, but shall not include:

    (i)
    the Company;

    (ii)
    any Subsidiary of the Company;

    (iii)
    any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan;

    (iv)
    any Person that becomes a 5% Shareholder as a result of (A) a reduction in the number of Company Securities outstanding due to the repurchase of Company Securities by the Company or (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case unless and until such Person increases its Percentage Stock Ownership by more than one (1) percentage point over such Person's lowest Percentage Stock Ownership on or after the consummation of the relevant transaction, other than an increase solely as a result of any subsequent transaction described in clauses (A) and (B) of this Section 1(b)(iv) or with the Prior Approval of the Company;

    (v)
    any Person that, together with all Affiliates and Associates of such Person, is a 5% Shareholder on the date hereof (as disclosed in public filings with the Securities and Exchange Commission on the date of this Agreement), or becomes a 5% Shareholder solely as a result of a transaction pursuant to which such Person received the Prior Approval of the Company, unless after the date of this Agreement or the date of the relevant transaction, as applicable, such Person increases its Percentage Stock Ownership by more than one (1) percentage point over such Person's lowest Percentage Stock Ownership on or after the date of this Agreement or the date of the relevant transaction, as applicable, other than an increase solely as a result of any subsequent transaction described in clauses (A) and (B) of Section 1(b)(iv) or with the Prior Approval of the Company; provided that this clause (v) shall not apply to any such Person who has decreased its Percentage Stock Ownership below five percent (5%) after the date hereof or after the date on which such Person becomes a 5% Shareholder solely as a result of a transaction pursuant to which such Person received the Prior Approval of the Company;

    (vi)
    any Person that, within ten (10) Business Days of being requested by the Company to do so, certifies to the Company that such Person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification disposes of such number of shares of Common Stock so that it, together with all Affiliates and Associates, ceases to be an Acquiring Person; provided, however, that if the Person requested to so certify or dispose of shares of Common Stock fails to do so within ten (10) Business Days, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period; or

    (vii)
    any Person that the Board has affirmatively determined in its sole discretion, prior to the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, shall not be deemed an Acquiring Person, for so long as such Person complies with any limitations or conditions required by the Board in making such determination.

        (c)   "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

        (d)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. The terms "Affiliate" and "Associate" shall also include, with respect to any Person, any other Person whose shares of Common Stock would be deemed to be constructively owned by such first Person, owned by a single "entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations with respect to such first Person, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder.

        (e)   "Agreement" shall have the meaning set forth in the preamble to this Agreement.

        (f)    "Appropriate Officer" shall mean the President and Chief Executive Officer, the Senior Vice President and Chief Financial Officer, and the Senior Vice President, General Counsel and Secretary of the Company.

        (g)   A Person shall be deemed to be the "Beneficial Owner" of, and shall be deemed to "beneficially own" and have "beneficial ownership" of any Company Securities which such Person directly owns, would be deemed constructively to own pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, owns pursuant to a "coordinated acquisition" treated as a single "entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or are otherwise aggregated with Company Securities owned by such Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder. For the avoidance of doubt, and notwithstanding anything to the contrary herein, any options, warrants or other rights (including any contingent rights) to acquire Common Stock shall be treated as exercised for purposes of calculation of the numerator of a Person's Percentage Stock Ownership of Common Stock in the definition of "Acquiring Person" but not for purposes of calculation of the denominator of such Percentage Stock Ownership.

        (h)   "Board" shall have the meaning set forth in the recitals to this Agreement.

        (i)    "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or the State of Delaware are authorized or obligated by law or executive order to close.

        (j)    "close of business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

        (k)   "Code" shall have the meaning set forth in the recitals to this Agreement.

        (l)    "Common Stock" shall mean the common stock, par value $0.001 per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).

        (m)  "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (n)   "Company" shall have the meaning set forth in the preamble to this Agreement.

        (o)   "Company Securities" shall mean (i) shares of Common Stock of the Company, (ii) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) warrants, rights, convertible debt or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, and (iv) any other interest that would be treated as "stock" of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations.

        (p)   "Current Market Price" shall have the meaning set forth in Section 11(d)(i) hereof.

        (q)   "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (r)   "Distribution Date" shall mean the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), and

(ii) the close of business on the tenth (10th) Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person.

        (s)   "Equivalent Rights Stock" shall have the meaning set forth in Section 11(b) hereof.

        (t)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (u)   "Exchange Ratio" shall have the meaning set forth in Section 24(a) hereof.

        (v)   "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

        (w)  "Final Expiration Date" shall mean 5:00 P.M., New York City time, on March 13, 2020, or 5:00 P.M., New York City time, on March 13, 2022 if this Agreement is approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M., New York City time, on March 13, 2020.

        (x)   "NYSE" shall mean the New York Stock Exchange.

        (y)   "Percentage Stock Ownership" shall mean the percentage stock ownership interest as determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations; provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Section 1.382-2T(h)(2)(i)(A) of the Treasury Regulations.

        (z)   "Person" shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, syndicate or other entity, group of persons making a "coordinated acquisition" of Company Securities or otherwise treated as an entity within the meaning of Treasury Regulations Section 1.382-3(a)(1) or otherwise, and includes an unincorporated group of persons who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act, and also includes any successor (by merger or otherwise) of any such individual or entity.

        (aa) "Preferred Stock" shall mean shares of Series B Junior Participating Preferred Stock, par value $0.01 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series B Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series B Junior Participating Preferred Stock.

        (bb) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

        (cc) "Prior Approval of the Company" shall mean the prior express written consent of the Company to the actions in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the members of the Board then in office, provided that a Person shall be treated as having received the Prior Approval of the Company for an acquisition of Company Securities if such Person acquires such Company Securities from the Company pursuant to an issuance by the Company that was approved by the Board.

        (dd) "Purchase Price" shall have the meaning set forth in Section 4(a) hereof.

        (ee) "Record Date" shall have the meaning set forth in the recitals to this Agreement.

        (ff)  "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

        (gg) "Rights" shall have the meaning set forth in the recitals to this Agreement.

        (hh) "Rights Agent" shall have the meaning set forth in the preamble to this Agreement.

        (ii)   "Rights Certificate" shall have the meaning set forth in Section 3(a) hereof.

        (jj)   "Rights Dividend Declaration Date" shall have the meaning set forth in the recitals to this Agreement.

        (kk) "Rights Stock" shall mean (i) prior to the Shareholder Approval, shares of Common Stock entitled to Rights and (ii) subsequent to the Shareholder Approval, shares of Preferred Stock entitled to Rights.

        (ll)   "Section 11(a)(ii) Event" shall mean any event described in Section 11(a)(ii) hereof.

        (mm)  "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (nn) "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

        (oo) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (pp) "Shareholder Approval" shall mean the date on which the Company obtains the affirmative vote of holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote, as of the record date for such vote, to amend the Certificate of Incorporation, substantially in the form attached hereto as Exhibit E, in order to permit issuance of shares of Preferred Stock in connection with entering into and implementing a shareholder rights plan.

        (qq) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (rr)  "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

        (ss)  "Subsidiary" shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

        (tt)  "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

        (uu) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

        (vv) "Tax Benefits" shall mean tax attributes, such as current year net operating loss and the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers and other similar tax carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

        (ww)  "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

        (xx) "Treasury Regulations" shall mean the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

        (yy) "Triggering Event" shall mean any Section 11(a)(ii) Event or any Section 13 Event.

        Section 2.    Appointment of Rights Agent.     The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint co-rights agents as it may deem necessary or desirable; provided, that the Company shall notify the Rights Agent in writing at least 10 calendar days prior to such appointment. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, the Company shall notify the Rights Agent in writing thereof. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

        Section 3.    Issuance of Rights Certificates.

        (a)   Until the Distribution Date, (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates evidencing Common Stock shall be deemed also to be certificates evidencing Rights) and not by separate certificates (or, for book entry shares, by notations in the respective accounts for the Common Stock), and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, but subject to the following sentence, the Rights Agent will, at the expense of the Company and if provided with all necessary and relevant documents, send by such means as may be selected by the Company, to each record holder of the Common Stock as of the close of business on such Distribution Date, at the address of such holder shown on the records of the Company, rights certificates, in substantially the form of (i) Exhibit B hereto, describing rights prior to the Shareholder Approval, and (ii) Exhibit C hereto, describing rights subsequent to the Shareholder Approval (each a "Rights Certificate"), evidencing one Right for each share of Common Stock so held, as described therein, subject to adjustment as provided herein. To the extent that a Triggering Event under Section 11(a)(ii) hereof has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion, to minimize the possibility that any Person receives Rights, or Rights Certificates evidencing Rights, that would be null and void under Section 7(e) hereof; provided, that such procedures may not adversely affect the rights, immunities, duties or obligations of the Rights Agent. Receipt by any Person of a Rights Certificate with respect to any Rights shall not preclude a later determination that such Rights are null and void pursuant to Section 7(e) hereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such written notice is received or the occurrence of the Distribution Date acknowledged by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

        (b)   The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit D (the "Summary of Rights") to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock (or, for book entry shares, the notations in the respective accounts for the Common Stock) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date and the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary set forth in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

        (c)   Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear substantially the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date:

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan between Triumph Group, Inc. (the "Company") and the Rights Agent (including any successor Rights Agent) thereunder (as originally executed and as it may be amended or restated from time to time, the "Tax Benefits Preservation Plan"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights issued to, or held by, any Person that is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Tax Benefits Preservation Plan), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

        With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date and (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Similarly, during such time periods, transfers of book entry shares shall also be deemed to be transfers of the associated Rights. In the case of any book entry shares, the Company shall cause the transfer agent for the Common Stock to include on each account statement with respect thereto issued prior to the earlier of the Distribution Date and the Expiration Date a notation to the effect that references to Common Stock also include the associated Rights. With respect to any shares held in book entry form, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Notwithstanding this paragraph (c), the omission of a legend or notation shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights. In the event that shares of Common Stock are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares.

        Section 4.    Form of Rights Certificates.

        (a)   The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in (i) Exhibit B hereto, describing rights prior to the Shareholder Approval, and (ii) Exhibit C hereto, describing rights subsequent to the Shareholder Approval, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage (but which shall not, in any case, adversely affect the rights, immunities, duties or obligations of the Rights Agent). Subject to the provisions of Section 7, Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, or, in the case of Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of (i) if prior to Shareholder Approval, one share of Common Stock or (ii) if subsequent to Shareholder Approval, one one-thousandths of a share of Preferred Stock, in each case as shall be set forth therein at the price set forth therein (such exercise price per share of Common Stock, or per one one-thousandth of a share of Preferred Stock, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

        (b)   Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with which such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend in substantially the following form:

  The Rights represented by this Rights Certificate are or were beneficially owned by a Person that was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Tax Benefits Preservation Plan.

        Section 5.    Countersignature and Registration.

        (a)   The Rights Certificates shall be executed on behalf of the Company by any Appropriate Officer, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such

Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

        (b)   Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect, the Rights Agent shall keep, or cause to be kept, at the office or offices of the Rights Agent designated by the Rights Agent as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

        Section 6.    Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

        (a)   Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or other Rights Certificates entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitle such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate contained therein properly completed and duly executed and with all signatures guaranteed, at the office or offices of the Rights Agent designated for such purpose. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign (either by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from any holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes or charges unless and until it is satisfied that all such payments have been made.

        (b)   Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, along with a signature guarantee and such other and further documentation as the Company or the Rights Agent may reasonably request, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

        Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

        (a)   Subject to Section 7(e) hereof, at any time after the Distribution Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Purchase Price with respect to the total number of (x) shares of Common Stock (or other securities, cash or other assets, as the case may be), if prior to the Shareholder Approval, or (y) one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be), if subsequent to the Shareholder Approval, in each case as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof, (iii) the time at which the Board determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, and (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits, once realized, as applicable, may be carried forward (the earliest of (i)-(iv) being herein referred to as the "Expiration Date").

        (b)   The Purchase Price for each (i) share of Common Stock pursuant to the exercise of a Right, if prior to the Shareholder Approval, or (ii) one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right, if subsequent to the Shareholder Approval, initially shall be $100.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

        (c)   Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate contained therein duly completed and executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per share of Common Stock (or other shares, securities, cash or other assets, as the case may be), if prior to the Shareholder Approval, or one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be), if subsequent to the Shareholder Approval, to be purchased as set forth below and an amount equal to any applicable transfer or similar tax or charge, the Rights Agent shall, subject to Section 7(f) and Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Common Stock (prior to Shareholder Approval) or Preferred Stock (subsequent to Shareholder Approval) (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, to be purchased and the Company hereby irrevocably authorizes and directs each such transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Rights Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock or one one-thousandths of a share of Preferred Stock, as applicable, as are to be purchased (in which case certificates for the shares of Rights Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby irrevocably authorizes and directs each such depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when necessary to comply with this Agreement, after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock, as applicable) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Rights Stock would be issued.

        (d)   In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 6 and Section 14 hereof.

        (e)   Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with which the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clauses (i)-(iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise, and such Rights shall not be transferable. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but the Company and the Rights Agent shall have no liability to any holder of Rights Certificates or any other Person as a result of the Company's failure to make any determinations with respect to an Acquiring Person or any of such Acquiring Person's Affiliates or Associates or their respective transferees hereunder.

        (f)    Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of a Rights Certificate upon the occurrence of any purported exercise as set forth in this Section 7 unless and until such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

        Section 8.    Cancellation and Destruction of Rights Certificates.     All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

        Section 9.    Reservation and Availability of Capital Stock.

        (a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Rights Stock (and, following the occurrence of a Triggering Event, out of its other securities or out of its authorized and issued shares held in its treasury), the number of shares of Rights Stock (and, following the occurrence of a Triggering Event, other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

        (b)   So long as the shares of Rights Stock (and, following the occurrence of a Triggering Event, other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

        (c)   The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date referenced in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, and the Company shall issue a public announcement at such time as the suspension has been rescinded. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has become effective and give prompt written notice of the same to the Rights Agent. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have become effective.

        (d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, (and, following the occurrence of a Triggering Event, other securities) delivered upon exercise of Rights shall, at the time of delivery of such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

        (e)   The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, (or other securities, as the case may be) upon the exercise of Rights. Neither the Company nor the Rights Agent shall be required to pay any transfer or similar tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, (or other securities, as the case may be) in respect of a name other than, that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, (or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company's and the Rights Agent's satisfaction that no such tax or charge is due.

        Section 10.    Rights Stock Record Date.     Each Person in the name of which any certificate for a number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares or fractional shares of Rights Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer or similar taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Rights Stock (or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Rights Stock (or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.     The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

        (a)

            (i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Rights Stock payable in shares of Rights Stock, (B) subdivide or split the outstanding shares of Rights Stock, (C) combine or consolidate the outstanding shares of Rights Stock into a smaller number of shares, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Rights Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Rights Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Rights Stock or capital stock, as the case may be, that, if such Right had been exercised immediately prior to such date and at a time when the Rights Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

           (ii)  Subject to Section 24 hereof, in the event that any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of shares of Common Stock (prior to Shareholder Approval) or a number of one one-thousandths of a share of Preferred Stock (subsequent to Shareholder Approval), such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, in each case, for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

          (iii)  In the event that the number of shares of Common Stock that is authorized by the Certificate of Incorporation, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, that the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term "Spread" shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, being herein called the "Substitution Period"). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 11(a)(iii) and give the Rights Agent a copy of such announcement. For purposes of this Section 11(a)(iii) , the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

        (b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Rights Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Rights Stock (or shares having the same rights, privileges and preferences as the shares of Rights Stock ("Equivalent Rights Stock")) or securities convertible into Rights Stock or Equivalent Rights Stock at a price per share of Rights Stock or per share of Equivalent Rights Stock (or having a conversion price per share, if a security convertible into Rights Stock or Equivalent Rights Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Rights Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Rights Stock outstanding on such record date, plus the number of shares of Rights Stock that the aggregate offering price of the total number of shares of Rights Stock and/or Equivalent Rights Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Rights Stock outstanding on such record date, plus the number of additional shares of Rights Stock and/or Equivalent Rights Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Rights Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

        (c)   In case the Company shall fix a record date for a distribution to all holders of shares of Rights Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity), of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Rights Stock, but including any dividend payable in stock other than Rights Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Rights Stock on such record date, less the fair market value (as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent, and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Rights Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Rights Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

        (d)

            (i)  For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the shares of Common Stock are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board or OTC Link LLC or such other system then in use, or, if on any such date such prices are not so reported, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, the Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes and shall be binding on the Rights Agent and the holders of the Rights.

           (ii)  For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to one thousand (1,000) (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Rights Stock shall mean the fair value per share as determined in good faith by the Board, the determination of which shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes and shall be binding on the Rights Agent and the holders of the Rights.

        (e)   Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction that mandates such adjustment and (ii) the Expiration Date.

        (f)    If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Rights Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Rights Stock contained in Sections 11(a), (b), (c) , (e), (g), (h), (i), (j), (k) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Rights Stock shall apply on like terms to any such other shares.

        (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        (h)   Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest ten-thousandth), if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth), if subsequent to the Shareholder Approval, obtained by (i) multiplying (x) the number of shares or one one-thousandths of a share, as applicable, covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

        (i)    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, stating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

        (j)    Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandth of a share, if subsequent to the Shareholder Approval, and the number of shares or one one-thousandths of a share, as applicable, that were expressed in the initial Rights Certificates issued hereunder.

        (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of shares or one one-thousandths of a share, as applicable, of Rights Stock at such adjusted Purchase Price.

        (l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder

Approval, and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

        (m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Rights Stock, (ii) issuance wholly for cash of any shares of Rights Stock at less than the Current Market Price per share of Rights Stock, (iii) issuance wholly for cash of shares of Rights Stock or securities that by their terms are convertible into or exchangeable for shares of Rights Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Rights Stock shall not be taxable to such stockholders.

        (n)   The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary of the Company to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would eliminate or substantially diminish the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale or transfer, the stockholders of the Person that constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

        (o)   The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or diminish substantially the benefits intended to be afforded by the Rights.

        (p)   Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

        Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.     Whenever an adjustment or any event affecting the exercisability of the Rights (including without limitation an event which causes the Rights to become null and void) is made or any event affecting the exercisability of the Rights (including an event that causes Rights to become null and void) occurs as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed, statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and, except as provided for in this Agreement, shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

        Section 13.    Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

        (a)   In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving entity of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps

(including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

        (b)   "Principal Party" shall mean:

            (i)  in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

           (ii)  in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that, in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which is and has been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

        (c)   The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale or other transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

            (i)  prepare and file a registration statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form and use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

           (ii)  take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

          (iii)  deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

        Section 14.    Fractional Rights and Fractional Shares.

        (a)   The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by OTC Bulletin Board or OTC Link LLC or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

        (b)   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (determined in the manner in which closing prices would be determined for purposes of determining a Current Market Price per share of Preferred Stock pursuant to Section 11(d)(ii) hereof) on the Trading Day immediately prior to the date of such exercise.

        (c)   Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

        (d)   The holder of a Right by the acceptance of the Rights expressly waives such holder's right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

        (e)   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall have no obligation to make fractional payments unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

        Section 15.    Rights of Action.     All rights of action in respect of this Agreement, except the rights of action that are given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

        Section 16.    Agreement of Rights Holders.     Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

        (a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock;

        (b)   after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed;

        (c)   subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in the name of which a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or book entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate (or notices provided to holders of book entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

        (d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent, nor any of their respective directors, officers, employees or agents, shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its best efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

        Section 17.    Rights Certificate Holder Not Deemed a Stockholder.     No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of shares of Common Stock, if prior to the Shareholder Approval, or one one-thousandths of a share of Preferred Stock, if subsequent to the Shareholder Approval, or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent with respect to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

        Section 18.    Concerning the Rights Agent.

        (a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, administration, amendment and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (each as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise or performance of its duties under this Rights Agreement, including, without limitation, the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18 and Section 20 hereof shall survive the termination of this Rights Agreement, the exercise or expiration of the Rights and the resignation or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification by the Rights Agent shall be paid by the Company.

        (b)   The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement and performance of its obligations hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company (including in the case of uncertificated securities, by notation in book entry accounts reflecting ownership), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, agreement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified, guaranteed, or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have any knowledge of any event of which it was supposed to receive written notice thereof hereunder, but for which it has not received such written notice, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.

        Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

        (a)   Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        (b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        Section 20.    Duties of Rights Agent.     The Rights Agent undertakes to perform only those duties and obligations expressly set forth in this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

        (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent) and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered, or omitted to be taken by it in good faith and in accordance with such advice or opinion.

        (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person or Affiliate or Associate of an Acquiring Person or the determination of Current Market Price) be proved or established by the Company prior to taking, suffering, or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an Appropriate Officer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken in good faith by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate from an officer of the Company as set forth in the preceding sentence.

        (c)   The Rights Agent shall be liable hereunder only for its and its directors', officers', employees', affiliates', agents', advisors' and representatives' gross negligence, bad faith or willful misconduct (as determined by a final non-appealable judgment of a court of competent jurisdiction); provided, however, that the Rights Agent shall under no circumstances be liable for indirect, consequential, special, punitive or incidental damages (including but not limited to lost profits) under any provisions of this Agreement as a result of any action taken, suffered, or omitted to be taken by it in good faith, even if the Rights Agent has been advised of or has foreseen the possibility or likelihood of such damages. Notwithstanding anything in this Agreement to the contrary, the liability of the Rights Agent under this Agreement will be limited to the amount of the annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.

        (d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

        (e)   The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); or any modification or order of any court, tribunal, or governmental authority in connection with the foregoing; nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; shall not be liable or responsible for any change or adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or responsible for the manner, method or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of written notice of any such adjustment, upon which the Rights Agent may rely); and shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or Common Stock or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

        (f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or reasonably requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement, in the reasonable discretion of the Rights Agent.

        (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Appropriate Officer, the Secretary or any Assistant Secretary of or legal counsel to the Company, and to apply to such officers or representatives for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or representative (or for any delay in acting while waiting for those instructions). The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer or representative.

        (h)   The Rights Agent and any member, affiliate, stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, member, affiliate, director, officer or employee of the Rights Agent from acting in any other capacity for the Company or for any other Person.

        (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof.

        (j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent hereunder and for which it shall be compensated pursuant to Section 18(a)) or in the exercise of its rights if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it. The Rights Agent shall not be required to take any action or to follow any instruction of the Company that the Rights Agent believes, upon the advice of counsel, would cause the Rights Agent to take action that is illegal.

        (k)   If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        Section 21.    Change of Rights Agent.     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing to the Company in the manner set forth in Section 26 herein, and to each transfer agent of the Common Stock and Preferred Stock (in the event that the Rights Agent or one of its Affiliates is not also the transfer agent of the Common Stock and Preferred Stock). If at any time the Rights Agent or one of its Affiliates is also the transfer agent for the Company, in the event such transfer agency relationship terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notices. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice to the Rights Agent or successor Rights Agent in the manner set forth in Section 26 herein, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, that is authorized under such laws to exercise stock transfer powers and that has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital (including its direct and indirect parents and Subsidiaries) and surplus of at least $50,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the foregoing purpose, but the Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        Section 22.    Issuance of New Rights Certificates.     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or (y) upon the exercise, conversion or exchange of securities issued by the Company after the date of this Agreement (except as may otherwise be provided in the instrument(s) governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

        Section 23.    Redemption and Termination.

        (a)   The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth (10th) Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth (10th) Business Day following the Record Date) and (ii) the Final Expiration Date, direct the Company to, and, if so directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

        (b)   Immediately upon the action of the Board ordering the redemption of the Rights, written evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give written notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives such notice. The failure to give, or any defect in, such notice shall not affect the validity of such redemption. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

        (c)   Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 and other than in connection with the purchase or repurchase by any of them of Common Stock prior to the Distribution Date.

        (d)   The Company shall cause (i) an amendment to the Certificate of Incorporation of the Company, substantially in the form attached hereto as Exhibit E, to be submitted for Shareholder Approval, and (ii) this Agreement to be submitted for approval by the affirmative vote of holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote, as of the record date for such vote, in each case at the next duly convened meeting of the shareholders of the Company.

        Section 24.    Exchange.

        (a)   The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one (1) share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after (i) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding shares of Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding or (ii) the occurrence of a Section 13 Event.

        (b)   Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

        (c)   Following the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become null and void pursuant to Section 7(e) hereof; provided, that such procedures may not adversely affect the rights, immunities, duties or obligations of the Rights Agent. In furtherance thereof, if so directed by the Company, shares of Common Stock (or other consideration) potentially issuable upon an exchange pursuant to this Section 24 to holders of Rights that have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons may be deposited in a trust established by the Company pending receipt of appropriate verification. To the extent that such trust is established, holders of Rights entitled to receive such shares of Common Stock (or other consideration) pursuant to an exchange pursuant to this Section 24 that have not previously received such shares of Common Stock (or other consideration) shall be entitled to receive such shares of Common Stock (or other consideration) (and any dividends paid or distributions made thereon after the date on which such shares of Common Stock (or other consideration) are deposited in the trust) only from the trust and solely upon compliance with the relevant terms and provisions of the applicable trust agreement.

        (d)   In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Rights Stock with respect to such Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Rights Stock with respect to such Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

        (e)   In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

        (f)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

        Section 25.    Notice of Certain Events.

        (a)   In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Rights Stock or to make any other distribution to the holders of Rights Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Rights Stock rights or warrants to subscribe for or to purchase any additional shares of Rights Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Rights Stock (other than a reclassification involving only the subdivision of outstanding shares of Rights Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Rights Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Rights Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Rights Stock, whichever shall be the earlier.

        (b)   In the event that any Section 11(a)(ii) Event shall occur, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, and to the Rights Agent in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Rights Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

        Section 26.    Notices.

        (a)   Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:

    Triumph Group, Inc.
    899 Cassatt Road, Suite 210
    Berwyn, PA 19312
    Attention: Jennifer H. Allen

        (b)   Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given if in writing and when sent by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

    Computershare Trust Company, N.A.
    250 Royall Street
    Canton, MA 02021
    Attention: Client Services

        (c)   Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent or delivered by recognized national overnight delivery service or by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

        Section 27.    Supplements and Amendments.     Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of shares of Common Stock; provided, however, that the Company shall not extend the Final Expiration Date beyond 5:00 P.M., New York City time, on March 13, 2022 unless such extension is approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company before 5:00 P.M., New York City time, on March 13, 2022. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person) or the Rights Agent. Any such supplement or amendment shall be evidenced by a writing signed by the Company and the Rights Agent. As a condition precedent to the Rights Agent's execution of any amendment, the Company shall deliver a certificate from an Appropriate Officer that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the second sentence of this Section 27) at a time when the Rights are not redeemable. Notwithstanding anything herein to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement, in the reasonable discretion of the Rights Agent.

        Section 28.    Successors.     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        Section 29.    Determinations and Actions by the Board, etc.     The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement and the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent (except where limiting the Rights Agent's rights or immunities, or expanding the Rights Agent's duties or obligations, under this Agreement), the holders of the Rights and all other Persons, and (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights. In connection with the preceding sentence, the Rights Agent is entitled to assume that the Board acted in good faith with respect to all such actions, calculations, interpretations and determinations and shall be fully protected and incur no liability in reliance thereon.

        Section 30.    Benefits of this Agreement.     Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

        Section 31.    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board; and provided, further, that if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately. Without limiting the foregoing, if any provision requiring a specific group of directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Certificate of Incorporation and Amended and Restated Bylaws of the Company, as amended from time to time.

        Section 32.    Governing Law.     This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware (without giving effect to the conflicts of laws principles thereof) and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

        Section 33.    Entire Agreement.     This Agreement contains the entire understanding of the parties hereto with reference to the transactions and matters contemplated hereby and supersedes all prior agreements, written or oral, between the parties hereto.

        Section 34.    Counterparts.     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

        Section 35.    Descriptive Headings; Interpretation.     Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

        Section 36.    Confidentiality.     The Rights Agent and the Company agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other Person, except as may be required by law or by the rules or regulations of any securities exchange. However, each party may disclose relevant aspects of the other party's confidential information to its officers, affiliates, agents, subcontractors and employees to the extent reasonably necessary to perform its duties and obligations under this Agreement and such disclosure is not prohibited by applicable law.

        Section 37.    Force Majeure.     Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Signature page follows.]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

TRIUMPH GROUP, INC.
By	/s/ JAMES F. MCCABE
	Name:	James F. McCabe
	Title:	Senior VP & CFO
COMPUTERSHARE TRUST COMPANY, N.A.
By	/s/ DENNIS V. MOCCIA
	Name:	Dennis V. Moccia
	Title:	Manager, Contract Administration

[Signature Page to Tax Benefits Preservation Plan]

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS OF
SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

OF

TRIUMPH GROUP, INC.

[    •    ], 2019
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

        Triumph Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

        That, pursuant to the authority vested in the Board of Directors of the Corporation (the "Board") by the Amended and Restated Certificate of Incorporation of the Corporation (as may be amended from time to time, the "Certificate of Incorporation"), the Board on [    •    ], 2019, duly adopted the following resolution creating a series of shares of Preferred Stock of the Corporation designated as Series B Junior Participating Preferred Stock:

        RESOLVED, that, pursuant to the authority granted to and vested in the Board, in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.01 per share, of the Corporation ("Preferred Stock") be, and it hereby is, created, and that the designations and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

        Section 1.    Designation and Amount.     There shall be a series of Preferred Stock that shall be designated as "Series B Junior Participating Preferred Stock" and the number of shares constituting such series shall be fifty thousand (50,000) shares. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series B Junior Participating Preferred Stock to a number less than the number of shares of Series B Junior Participating Preferred Stock then outstanding plus the number of shares of Series B Junior Participating Preferred Stock reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Junior Participating Preferred Stock.

        Section 2.    Dividends and Distributions.

          (A)  Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the shares of Series B Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series B Junior Participating Preferred Stock, in preference to the holders of common stock, par value $0.001 per share, of the Corporation ("Common Stock"), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth (15th) day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.001 or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Junior Participating Preferred Stock. In the event the Corporation shall at any time after [    •    ], 2019 (the "Rights Dividend Declaration Date") (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series B Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  The Corporation shall declare a dividend or distribution on the Series B Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.001 per share on the Series B Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C)  Dividends, to the extent payable as provided in paragraphs (A) and (B) of this Section, shall begin to accrue and be cumulative on outstanding shares of Series B Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

        Section 3.    Voting Rights.     The holders of shares of Series B Junior Participating Preferred Stock shall have the following voting rights:

          (A)  Subject to the provision for adjustment hereinafter set forth, each share of Series B Junior Participating Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding

  Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series B Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  Except as otherwise provided herein or by law, the holders of shares of Series B Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C)  Except as set forth herein or as otherwise provided by law, holders of Series B Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

        Section 4.    Certain Restrictions.

          (A)  Whenever quarterly dividends or other dividends or distributions payable on the Series B Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

              (i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock;

             (ii)  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Junior Participating Preferred Stock, except dividends paid ratably on the Series B Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

            (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Junior Participating Preferred Stock; or

            (iv)  purchase or otherwise acquire for consideration any shares of Series B Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series B Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5.    Reacquired Shares.     Any shares of Series B Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation or in any other Certificates of Designation creating a series of Preferred Stock (or any similar stock) or as otherwise required by law.

        Section 6.    Liquidation, Dissolution or Winding Up.

        (A)  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series B Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series B Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series B Liquidation Preference"). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series B Liquidation Preference by (ii) one thousand (1,000) (as appropriately adjusted as set forth in subsection (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series B Junior Participating Preferred Stock and Common Stock, respectively, holders of Series B Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

        (B)  In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a parity with the Series B Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

        (C)  In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 7.    Consolidation, Merger, etc.     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series B Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Dividend Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 8.    No Redemption.     The shares of Series B Junior Participating Preferred Stock shall not be redeemable.

        Section 9.    Ranking.     The Series B Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

        Section 10.    Amendment.     At any time when any shares of Series B Junior Participating Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designations shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series B Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series B Junior Participating Preferred Stock, voting separately as a class.

        Section 11.    Fractional Shares.     Series B Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Junior Participating Preferred Stock.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be executed in its corporate name as of the date first written above.

TRIUMPH GROUP, INC.
By:
Name:
Title:

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

        NOT EXERCISABLE AFTER 5:00 P.M., NEW YORK CITY TIME, ON MARCH 13, 2020 (OR 5:00 P.M., NEW YORK CITY TIME, ON MARCH 13, 2022 IF THE TAX BENEFITS PRESERVATION PLAN IS APPROVED BY THE STOCKHOLDERS OF THE COMPANY BY A VOTE OF THE MAJORITY OF THE VOTES CAST BY THE HOLDERS OF SHARES ENTITLED TO VOTE THEREON AT A MEETING OF THE STOCKHOLDERS OF THE COMPANY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON MARCH 13, 2020) OR SUCH TIME AS THE RIGHTS ARE EARLIER REDEEMED, EXCHANGED OR TERMINATED OR SUCH OTHER EARLIER EXPIRATION DATE (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON THAT WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]1

1
The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

B-1

 Common Stock Rights Certificate

TRIUMPH GROUP, INC.

        This certifies that                        , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of March 13, 2019 (the "Tax Benefits Preservation Plan"), between Triumph Group, Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on March 13, 2020, or 5:00 P.M., New York City time, on March 13, 2022 if the Tax Benefits Preservation Plan is approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M., New York City time, on March 13, 2020 or such time as the Rights are earlier redeemed, exchanged or terminated or such other earlier Expiration Date (as defined in the Tax Benefits Preservation Plan), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one fully paid, non-assessable share of Common Stock (the "Common Stock") of the Company, at a purchase price of $100.00 per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of March 13, 2019, based on the Common Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that a number of Rights be exercised so that only whole shares of Common Stock will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meaning ascribed to them in the Tax Benefits Preservation Plan.

        Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Tax Benefits Preservation Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person that, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

        As provided in the Tax Benefits Preservation Plan, the Purchase Price and the number and kind of shares of Common Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

        This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, liabilities, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

B-2

        This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth Business Day following the Stock Acquisition Date, and (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

        No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby of a share of Common Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Tax Benefits Preservation Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Common Stock would be issued.

        No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

        This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent (either by manual or facsimile signature).

B-3

        WITNESS the facsimile signature of the proper officers of the Company and its facsimile corporate seal.

Dated as of ,
ATTEST:	TRIUMPH GROUP, INC.
By
Title:		Title:
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A.
By
Authorized Signature

B-4

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

        FOR VALUE RECEIVED                                                               hereby sells, assigns and transfers unto

(Please print name, address and social security or other identifying number of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                          Attorney, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated: ,
Signature
Signature Guaranteed:

B-5

 Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   this Rights Certificate [            ] is [            ] is not beneficially owned by an Acquiring Person and [            ] is [            ] is not being sold, assigned and transferred by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

        (2)   after due inquiry and to the best knowledge of the undersigned, it [            ] did [            ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,
Signature
Signature Guaranteed:

B-6

 NOTICE

        The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

B-7

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires
to exercise Rights represented
by the Rights Certificate.)

To: Triumph Group, Inc.:

        The undersigned hereby irrevocably elects to exercise                    Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated: ,	Signature

Signature Guaranteed:

B-8

 Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   the Rights evidenced by this Rights Certificate [        ] are [        ] are not beneficially owned by an Acquiring Person and [        ] are [        ] are not being exercised by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

        (2)   after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature

Signature Guaranteed:

B-9

 NOTICE

        The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

B-10

Exhibit C

[Form of Rights Certificate]

Certificate No. R-	Rights

        NOT EXERCISABLE AFTER 5:00 P.M., NEW YORK CITY TIME, ON MARCH 13, 2020 (OR 5:00 P.M., NEW YORK CITY TIME, ON MARCH 13, 2022 IF THE TAX BENEFITS PRESERVATION PLAN IS APPROVED BY THE STOCKHOLDERS OF THE COMPANY BY A VOTE OF THE MAJORITY OF THE VOTES CAST BY THE HOLDERS OF SHARES ENTITLED TO VOTE THEREON AT A MEETING OF THE STOCKHOLDERS OF THE COMPANY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON MARCH 13, 2020) AS MAY BE DETERMINED BY THE BOARD AND APPROVED BY THE STOCKHOLDERS OF THE COMPANY BY A VOTE OF THE MAJORITY OF THE VOTES CAST BY THE HOLDERS OF SHARES ENTITLED TO VOTE THEREON AT A MEETING OF THE STOCKHOLDERS OF THE COMPANY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON MARCH 13, 2020) OR SUCH TIME AS THE RIGHTS ARE EARLIER REDEEMED, EXCHANGED OR TERMINATED OR SUCH OTHER EARLIER EXPIRATION DATE (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON THAT WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]2

2
The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

 Preferred Stock Rights Certificate
TRIUMPH GROUP, INC.

        This certifies that                                    , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of March 13, 2019 (the "Tax Benefits Preservation Plan"), between Triumph Group, Inc., a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on March 13, 2020, or 5:00 P.M., New York City time, on March 13, 2022 if the Tax Benefits Preservation Plan is approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M., New York City time, on March 13, 2020 or such time as the Rights are earlier redeemed, exchanged or terminated or such other earlier Expiration Date (as defined in the Tax Benefits Preservation Plan), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series B Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $100.00 per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of [    •    ], 2019, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meaning ascribed to them in the Tax Benefits Preservation Plan.

        Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Tax Benefits Preservation Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person that, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

        As provided in the Tax Benefits Preservation Plan, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

        This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, liabilities, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

        This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

        Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth Business Day following the Stock Acquisition Date, and (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

        No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Tax Benefits Preservation Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

        No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

        This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent (either by manual or facsimile signature).

        WITNESS the facsimile signature of the proper officers of the Company and its facsimile corporate seal.

Dated as of ,
ATTEST:		TRIUMPH GROUP, INC.
Title:		By	Title:
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A.
By	Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

        FOR VALUE RECEIVED                                                               hereby sells, assigns and transfers unto

(Please print name, address and social security or other identifying number of transferee)

                                                                                                                                                                                         this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                      Attorney, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated: ,	Signature
Signature Guaranteed:

 Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   this Rights Certificate [            ] is [            ] is not beneficially owned by an Acquiring Person and [            ] is [            ] is not being sold, assigned and transferred by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

        (2)   after due inquiry and to the best knowledge of the undersigned, it [            ] did [            ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature
Signature Guaranteed:

 NOTICE

        The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires
to exercise Rights represented
by the Rights Certificate.)

To:    Triumph Group, Inc.:

        The undersigned hereby irrevocably elects to exercise                    Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

        If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated: ,	Signature

Signature Guaranteed:

 Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   the Rights evidenced by this Rights Certificate [        ] are [        ] are not beneficially owned by an Acquiring Person and [        ] are [        ] are not being exercised by or on behalf of a Person that is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

        (2)   after due inquiry and to the best knowledge of the undersigned, it [        ] did [        ] did not acquire the Rights evidenced by this Rights Certificate from any Person that is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature

Signature Guaranteed:

 NOTICE

        The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit D

FORM OF

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK

        On March 13, 2019, the Board of Directors (the "Board") of Triumph Group, Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each outstanding share of common stock, par value $0.001 per share, of the Company (the "Common Stock"), to stockholders of record at the close of business on March 25, 2019 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting of (i) one share of Common Stock, if prior to the Shareholder Approval (as hereinafter defined), or (ii) one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), if subsequent to the Shareholder Approval, in each case (a "Unit"), at a purchase price of $100.00 per Unit, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan (the "Tax Benefits Preservation Plan") between the Company and Computershare Trust Company, N.A., as Rights Agent. The Tax Benefits Preservation Plan is intended to help avoid the imposition of certain limitations on the Company's ability to fully use certain tax attributes, such as current year net operating loss and the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers and other tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries ("Tax Benefits") by deterring any person from becoming a 5% Shareholder (as defined in the Tax Benefits Preservation Plan). The Company will seek shareholder approval, at the Company's next annual meeting of shareholders, to amend the Company's Amended and Restated Certificate of Incorporation, as it may be amended from time to time (the "Certificate of Incorporation"), in order to permit issuance of Rights relating to Preferred Stock. "Shareholder Approval" means the date on which the Company obtains the affirmative vote of holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote, as of the record date for such vote, to amend the Certificate of Incorporation, in order to permit issuance of shares of Preferred Stock in connection with entering into and implementing the Tax Benefits Preservation Plan. The Series B Preferred Stock will not be issued unless and until Shareholder Approval is received.

Rights Certificates; Exercise Period.

        Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate rights certificates ("Rights Certificates") will be distributed. Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the Common Stock and a distribution date (the "Distribution Date") will occur upon the earlier of (i) ten (10) business days following a public announcement that an Acquiring Person (as defined in the Tax Benefits Preservation Plan) has become a 5% Shareholder (the "Stock Acquisition Date") and (ii) ten (10) business days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

        Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of book entry shares, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Benefits Preservation Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Tax

Benefits Preservation Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series B Preferred Stock will be issued.

        The definition of "Acquiring Person" contained in the Tax Benefits Preservation Plan contains several exemptions, including for (i) the Company; (ii) any of the Company's subsidiaries; (iii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iv) any person that becomes a 5% Shareholder as a result of a reduction in the number of shares of Company securities outstanding due to a repurchase of Company securities by the Company or a stock dividend, stock split, reverse stock split or similar transaction, unless and until such person increases its ownership by more than one (1) percentage point over such person's lowest percentage stock ownership on or after the consummation of the relevant transaction; (v) any person who, together with all affiliates and associates of such person, was a 5% Shareholder on the date of the Tax Benefits Preservation Plan (as disclosed in public filings with the Securities and Exchange Commission on the date of the Tax Benefits Preservation Plan), unless and until such person and its affiliates and associates increase their aggregate ownership by more than one (1) percentage point over their lowest percentage stock ownership on or after the date of the Tax Benefits Preservation Plan, provided that this clause (v) will not apply to any such person who has decreased its ownership below 5%; (vi) any person who, within ten (10) business days of being requested by the Company to do so, certifies to the Company that such person became an Acquiring Person inadvertently or without knowledge of the terms of the Rights and who, together with all affiliates and associates, thereafter within ten (10) business days following such certification disposes of such number of shares of Common Stock so that it, together with all affiliates and associates, ceases to be an Acquiring Person; and (vii) any person that the Board has affirmatively determined in its sole discretion shall not be deemed an Acquiring Person.

        The Rights are not exercisable until the Distribution Date and will expire at the earliest of (i) 5:00 P.M. (New York City time) on March 13, 2020, or 5:00 P.M., New York City time, on March 13, 2022 if the Tax Benefits Preservation Plan is approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M., New York City time, on March 13, 2020, (ii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan, (iii) the time at which the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits, and (iv) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits, once realized, as applicable, may be carried forward.

        As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. After the Distribution Date, the Company generally would issue Rights with respect to shares of Common Stock issued upon the exercise of stock options or pursuant to awards under any employee plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or upon the exercise, conversion or exchange of securities issued by the Company after the Tax Benefits Preservation Plan's adoption (except as may otherwise be provided in the instruments governing such securities). In the case of other issuances of shares of Common Stock after the Distribution Date, the Company generally may, if deemed necessary or appropriate by the Board, issue Rights with respect to such shares of Common Stock.

Preferred Share Provisions

        Each one one-thousandth of a share of Series B Preferred Stock, if issued:

  •
  will not be redeemable;

  •
  will entitle the holder thereof to quarterly dividend payments of $0.001 or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;

  •
  will, upon any liquidation of the Company, entitle the holder thereof to receive either $0.001 plus accrued and unpaid dividends and distributions to the date of payment or an amount equal to the payment made on one share of Common Stock, whichever is greater;

  •
  will have the same voting power as one share of Common Stock; and

  •
  will, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, entitle holders thereof to a payment equal to the payment made on one share of Common Stock.

Flip-in Trigger.

        In the event that a person or group of affiliated or associated persons becomes an Acquiring Person (unless the event causing such person or group to become an Acquiring Person is a transaction described under "Flip-over Trigger", below), each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of such an event, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of such an event until such time as the Rights are no longer redeemable by the Company as set forth below.

Flip-over Trigger.

        In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged, or (iii) more than fifty percent (50%) of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights that have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the next preceding paragraph are referred to as the "Triggering Events."

Exchange Feature.

        At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one (1) share of Common Stock, or one one-thousandth of a share of Series B Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Equitable Adjustments.

        The Purchase Price payable, and the number of Units of Common Stock, Series B Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock or the Series B Preferred Stock, (ii) if holders of the Common Stock or the Series B Preferred Stock are granted certain rights or warrants to subscribe for

Common Stock or Series B Preferred Stock or convertible securities at less than the current market price of the Common Stock or the Series B Preferred Stock, or (iii) upon the distribution to holders of the Common Stock or the Series B Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Series B Preferred Stock on the last trading day prior to the date of exercise.

Redemption Rights.

        At any time until ten (10) business days following the Stock Acquisition Date, the Company may, at its option, redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendment of Rights.

        Any of the provisions of the Tax Benefits Preservation Plan may be amended by the Board prior to the Distribution Date except that the Board may not extend the expiration of the Rights beyond 5:00 P.M. (New York City time) on March 13, 2022 unless such extension is approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company before 5:00 P.M., New York City time, on March 13, 2022. After the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Tax Benefits Preservation Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable, except to cure any ambiguity or correct or supplement any provision contained in the Tax Benefits Preservation Plan which may be defective or inconsistent with any other provision therein.

Miscellaneous.

        Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company, including the right to vote or to receive dividends in respect of the Rights. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

        A copy of the Tax Benefits Preservation Plan has been or will be filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A or a Current Report on Form 8-K. A copy of the Tax Benefits Preservation Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

Exhibit E

FORM OF
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TRIUMPH GROUP, INC.

        Triumph Group, In. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

  1.
  That the Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of Section "FOURTH", Subsection "C.1." in its entirety and by substituting in lieu of said paragraph the following:

    "C.1. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and, by filing a statement pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof; provided however, that any shares of Preferred Stock may only be issued by the Corporation (i) as consideration for the stock or assets of another corporation or in connection with a merger of the Corporation with or into another corporation or of another corporation with or into the Corporation or (ii) in connection with a plan intended to help avoid the imposition of certain limitations on the Corporation's ability to fully use certain tax attributes, including, without limitation, the Tax Benefits Preservation Plan, dated as of March 13, 2019, by and between the Corporation and Computershare Trust Company, N.A., as may be amended or extended in accordance with its terms."

  2.
  That the foregoing amendment to the Certificate of Incorporation has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [    •    ] day of [    •    ], 2019.

TRIUMPH GROUP, INC.
By
Name:
Title:

E-1

APPENDIX C

Appendix C—Reconciliation of GAAP and Non-GAAP Financial Measures
and Adjustments Made to Non-GAAP Performance Metrics

        In fiscal year 2019, we adjusted our earnings before interest, taxes, depreciation and amortization and pension (EBITDAP) and free cash flow performance metrics in our AIP. The tables below provide a reconciliation from operating income and cash flow used in operations (GAAP metrics) to EBITDAP and free cash flow (non-GAAP metrics), respectively, and shows how the non-GAAP metrics were adjusted, as used in the determination of our AIP payouts.

($ in thousands)	12 Fiscal Months Ended March 31, 2019
Net income (GAAP)	$(321,767)
Add back: Income tax benefit	(5,426)
Add back: Interest expense and other	114,619
Less: Non-service defined benefit income	(62,105)
Add back: Depreciation & Amortization	149,904
Less: Amortization of acquired contract liability	(67,314)
Add back: Losses on divestitures	235,301
Add back: Adoption of ASU 2017-07	87,241
Add back: Forward loss charges	89,468
Add back: Restructuring	10,000
Adjusted EBITDAP(1)	$229,921

($ in thousands)	12 Fiscal Months Ended March 31, 2019
Cash flow from operations (GAAP)	$(174,420)
Capital expenditures	(47,099)
Free cash flow(1)	$(221,519)

(1)
This is a non-GAAP performance measure.

        Adjusted income from continuing operations before income taxes, adjusted income from continuing operations and adjusted income from continuing operations diluted per share, before non-recurring costs is provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP.

C-1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TRIUMPH GROUP, INC. 899 Cassatt Road, Suite 210 Berwyn, PA 19312 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees Paul Bourgon For 0 0 0 0 0 0 0 0 For 0 Against 0 0 0 0 0 0 0 0 Against 0 Abstain 0 0 0 0 0 0 0 0 Abstain 0 01 For 0 Against 0 Abstain 0 02 Daniel J. Crowley 3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to permit the issuance of Preferred Stock in connection with a plan intended to help avoid the imposition of certain limitations on the Company's ability to fully use certain tax attributes, including, without limitation, the Tax Benefits Preservation Plan, dated as of March 13, 2019, by and between the Company and Computershare Trust Company, N.A., as may be amended or extended in accordance with its terms (the Plan). 03 Ralph E. Eberhart 04 Daniel P. Garton 05 Dawne S. Hickton 06 William L. Mansfield 0 0 0 0 0 0 07 Adam J. Palmer 4. To approve the adoption of the Plan by the Company's Board of Directors. 08 Larry O. Spencer 5. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 2. To approve, by advisory vote, the compensation paid to our named executive officers for fiscal year 2019. NOTE: At their discretion, the named proxies are authorized to consider and vote upon other business as may properly come before the meeting or any postponements or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000425107_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, Form 10-K/A and Annual Report are available at www.proxyvote.com TRIUMPH GROUP, INC. Annual Meeting of Stockholders 899 Cassatt Road Suite 210 Berwyn, PA 19312 July 18, 2019, 9:00 AM EDT This proxy is solicited by the Board of Directors The undersigned hereby appoints Daniel J. Crowley, James F. McCabe and Jennifer H. Allen as proxies, each with the power to act without the other and with the power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Triumph Group, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held on July 18, 2019, and at any and all postponements or adjournments thereof. This proxy will be voted as directed. If no direction is given with respect to proposals 1, 2, 3, 4 and 5, the proxies will vote FOR each of the nominees in proposal 1, FOR proposals 2, 3, 4 and 5 and will vote in their discretion on such matters that may properly come before the meeting and at any postponement and adjournment of such meeting. Continued and to be signed on reverse side 0000425107_2 R1.0.1.18